Goldman Sachs Funds

TAX-FREE FUNDS                             Annual Report October 31, 1998

[GRAPHIC]                                  High current income potential

                                           from portfolios that invest primarily

                                           in municipal securities.

GOLDMAN SACHS TAX-FREE FUNDS

Market Overview

--------------------------------------------------------------------------------
Mutual funds, annuities, and other investment products:

o     are not FDIC insured;

o are not deposits or obligations of, or guaranteed by, any financial institution;

o are subject to investment risks, including possible loss of the principal amount invested.
--------------------------------------------------------------------------------

Dear Shareholder,

Investors' renewed interest in fixed income securities during the review period was further fueled by a worldwide flight to quality in the wake of increased levels of global market turmoil.

o The Economy: The Federal Reserve Remains on Hold -- Early in the period, subdued inflationary pressures and a slower pace of economic growth kept the Federal Reserve Board (the "Fed") from raising interest rates. The onset of Asian market turbulence further motivated the Fed to remain inactive as officials indicated that they wanted to await stabilization of world markets before implementing any policy shift.

            As the period progressed, it appeared likely that the strength of the U.S. equity market would diffuse much of the impact of the Asian crisis on U.S. growth. By period end, however, Asia's financial instability had spread to other markets. For the first time in months, monetary ease became an option as the Fed's near-term focus shifted from the pace of U.S. economic activity to the health of the global financial system.

o The Bond Market: Bond Markets Fluctuated Along With Investor Confidence -- For most of the period, market sentiment (and interest rates) vacillated between optimism that the Asian ordeal was well in hand and fear that global market turmoil would spread.

            At period end, this touch-and-go global anxiety culminated in a powerful Treasury rally. The catalyst for the rally included investors' wholesale preference for Treasuries--exacerbated by the ruble devaluation and Russia's de facto default--and technical imbalances (forced liquidations by heavily leveraged players combined with seasonal supply pressures). In August alone, the long bond rallied 46 basis points, while shorter-maturity securities rallied 70 basis points.

o Outlook: Environment for Bonds is Positive -- On the domestic front, the U.S. economy appears to have retained forward momentum. Although consumer confidence and spending have recently registered declines, the fundamental supports for spending growth remain largely intact. Hence, we believe real GDP growth should remain firm for the rest of 1998 before decelerating in 1999.

            A key factor supporting this view is Latin America's increased vulnerability to Asia's market turmoil. Latin America, in particular, poses a substantial risk to the U.S. growth outlook. Approximately 20% of all U.S. exports flow to Latin America, and U.S. trade links within this region are tighter than those with Asia. Therefore, should growth in Latin America substantially weaken, the result could be negative for the U.S. economy.

            Another key factor is the U.S. stock market's recent volatility. Even if the market recovers, as we expect, residual uncertainty is apt to dampen growth in consumer and capital spending. As of this writing, the Federal Reserve Board has cut short-term rates by three-quarters of a point, to 4.75%. By year-end 1999, we expect the Fed Funds target could fall to 4.00%. The prospect of this much easing could mean that the bond market rally has not yet run its course.

            We encourage you to maintain your long-term investment program and look forward to serving your investment needs in the years ahead.

Sincerely,


/s/ David B. Ford       /s/ John P. McNulty     /s/ Sharmin Mossavar-Rahmani

David B. Ford           John P. McNulty         Sharmin Mossavar-Rahmani
Co-Head, Goldman Sachs  Co-Head, Goldman Sachs  CIO Fixed Income Investments,
Asset Management        Asset Management        Goldman Sachs Asset Management

November 30, 1998

                                                    GOLDMAN SACHS TAX-FREE FUNDS

Fixed Income Investment Process

With our fixed income portfolios, we seek consistent, strong performance. We actively manage our funds within a research-intensive, risk-controlled framework instead of attempting to anticipate interest rate movements.

                         -------------------------------
                         FIXED INCOME SECURITY SELECTION
                         -------------------------------

                             -----------------------
                                        1
                                     Sector
                                   Allocation
                             -----------------------

Our sector specialists work together to assess relative value among sectors and create investment strategies to meet each fund's objectives.

                             -----------------------
                                        2
                                    Security
                                    Selection
                             -----------------------

In selecting securities for each portfolio, our fixed income teams have access to the vast resources of Goldman Sachs.

                             -----------------------
                                        3
                                   Yield Curve
                                   Strategies
                             -----------------------

We adjust the term structure of our portfolios based on our expectations of the relationship between short- and long-term interest rates, while keeping each fund's duration close to its benchmark.

FUND BASICS

Short Duration Tax-Free Fund
as of October 31, 1998

                             Assets Under Management

                             -----------------------
                                  $83.8 Million
                             -----------------------

                                 NASDAQ SYMBOLS

                                 Class A Shares

                             -----------------------
                                      GSDTX
                             -----------------------

                                 Class B Shares

                             -----------------------
                                      GSDBX
                             -----------------------

                                 Class C Shares

                             -----------------------
                                      GSTCX
                             -----------------------

                              Institutional Shares

                             -----------------------
                                      GSDUX
                             -----------------------

                                 Service Shares

                             -----------------------
                                      GSTAX
                             -----------------------

                              Administration Shares

                             -----------------------
                                      GSTAX
                             -----------------------

--------------------------------------------------------------------------------
PERFORMANCE REVIEW
--------------------------------------------------------------------------------

October 31, 1997-   Fund Total Return     30-Day Taxable     30-Day SEC  Lehman 3-Year
October 31, 1998    (based on NAV)/1/   Equivalent Yield/2/    Yield/3/  Muni Index/4/
--------------------------------------------------------------------------------------
Class A                  4.97%              5.71%               3.38%        5.72%
Class B                  4.25%              4.86%               2.88%        5.72%
Class C                  4.19%               N/A                 N/A         5.72%
Institutional            5.25%              6.52%               3.86%        5.72%
Administration           4.99%              6.05%               3.58%        5.72%
Service                  4.73%              5.64%               3.34%        5.72%
------------------------------------------------------------------------------------


/1/The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares.

/2/The Taxable Equivalent Yield of the Fund is calculated by dividing the current 30-day SEC yield by 1 minus the highest 1997 federal income tax rate of 40.8% (adjusted for the 3% phaseout of itemized deductions for individuals at high income levels).

/3/The 30-Day SEC Yield of the Fund is calculated by dividing the net investment income per share (as defined by the Securities and Exchange Commission) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is compounded semiannually and then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.

/4/The Lehman 3-Year Municipal Bond Index does not reflect any fees or expenses.

--------------------------------------------------------------------------------
SEC RETURNS
--------------------------------------------------------------------------------

For the period ending 9/30/98  Class A  Class B    Class C  Institutional  Administration  Service
---------------------------------------------------------------------------------------------------
One Year/5/                    2.74%     2.30%     3.17%       5.25%          5.09%        4.63%
Five Years/5/                   N/A       N/A       N/A        4.19%          3.93%         N/A
Since Inception/5/             4.17%     4.28%     4.36%       4.58%          4.08%        4.54%
                              (5/1/97)  (5/1/97)  (8/15/97)   (10/1/92)      (5/20/93)    (9/20/94)
---------------------------------------------------------------------------------------------------

/5/The SEC Average Annualized Return is determined by computing the annual percentage change in the value of $1,000 invested at the maximum public offering price for specified periods, assuming reinvestment of all distributions at NAV. The total return calculation reflects a maximum initial sales charge of 2% for Class A shares, the assumed deferred sales charge for Class B shares (2% maximum declining to 0% after three years) and the assumed deferred sales charge for Class C shares (1% if redeemed within 12 months of purchase). The public offering price of the Class A shares on 9/30/98 was $10.39 and represents the NAV plus the maximum sales charge of 2%.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION AS OF 10/31/986
--------------------------------------------------------------------------------
Sector Allocation                                       Credit Allocation
--------------------------------------------------------------------------------
Insured Revenue Bonds               39.6%               AAA               57.9%

Revenue Bonds                       32.9%               AA                17.6%

Insured General Obligations         15.3%               A                 23.4%

Pre-refunded                         8.4%               BBB                1.1%

Variable Rate Demand Notes           2.3%

General Obligations                  1.5%
--------------------------------------------------------------------------------

/6/The Fund is actively managed and, as such, its composition may differ over time. Figures represent a percentage of total portfolio investments that have settled and include an offset to cash equivalents relating to all unsettled trades and may not sum to 100%.

   Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects fee waivers and expense limitations in effect. In their absence, performance would be reduced.

                                                            PERFORMANCE OVERVIEW

Short Duration Tax-Free Fund

Dear Shareholder,

We are pleased to report on the performance of the Goldman Sachs Short Duration Tax-Free Fund for the 12-month period ended October 31, 1998.

Performance Review

Over the 12-month period ended October 31, 1998, the Fund slightly underperformed the 5.72% return of the Fund's benchmark, the Lehman 3-Year Municipal Bond Index. During the same period, the Fund's Institutional shares performed well versus its peers, outperforming the 5.16% average annual total return of its Lipper Short Duration Tax-Free Funds peer group.

The Fund's slight underperformance relative to the benchmark was the result of an overweight in municipals (compared to the benchmark), which was hedged with short positions in U.S. Treasury futures contracts.

Municipal Market Performance

Despite good performance, technical forces -- unprecedented new issue supply and moderate demand -- worked against the municipal market for most of the 12-month period.

During the period, the municipal market posted strong returns up and down the yield curve. Unfortunately, this strong absolute performance was overshadowed by weak relative performance when compared against U.S. Treasury returns (the overriding benchmark for many fixed income investors). For the municipal market, a direct result of the low yield environment during this time was a significant increase in new issue volume from levels of prior years. For example, in May, the Long Island Power Authority conducted the largest municipal bond underwriting in history -- at $3.4 billion in long-term debt and $1.5 billion in short-term debt. One month later, in June, single-month new issuance was the heaviest seen since 1993. Although difficult to absorb, the high percentage of new money borrowing this year bodes well for the longer term municipal outlook.

At period end, although tax-exempt yields fell significantly, the rally was less obvious when compared with a massive rally occurring in the Treasury market. The rapidly changing Treasury markets created a significant liquidity problem, a factor that translated into heightened skittishness for municipal bond traders and investors.

Portfolio Composition

During the period, reflecting continuing tight credit spreads, we emphasized higher credit quality issues. Thus we substantially decreased the Fund's position in revenue bonds, from 52.5% on October 31, 1997 to 32.9% on October 31, 1998, as well as the Fund's position in general obligation bonds (9.8% to 1.5%). Conversely, we added to the Fund's positions in insured revenue bonds (23.9% to 39.6%), insured general obligations (9.0% to 15.3%), and pre-refunded bonds (4.5% to 8.4%), which are generally of higher quality and are higher yielding than generic high quality securities such as AAAand AA GOs.

PERFORMANCE OVERVIEW

The Goldman Sachs Short Duration Tax-Free Fund seeks current income, consistent with low volatility of principal, that is exempt from regular federal income tax, primarily through investments in municipal securities.

Portfolio Highlights

o     $2 million Nebraska Public Power District Revenue Bonds 5% maturing 1/1/02
      (NPPD) -- These bonds were bought in June at a slightly above-market yield. Investors have been concerned about public power bonds due to deregulation of the industry; however, these bonds are insured by MBIA. Furthermore, NPPD is considered well positioned due to limited competition and the slow pace of deregulation within Nebraska. The District is financially sound, retires debt rapidly and has a diverse customer base.

New Acquisition

o $1 million Alabama Building Renovation Finance Authority Building Renovation Revenue Bonds 7.4% maturing 9/1/06 -- These bonds, which are rated A2/A+, finance renovations on seven state buildings. The bonds are secured by lease payments which will be appropriated annually by the State. The buildings are considered essential structures; thus the bonds are an indirect obligation of the State and are rated based on the State, albeit slightly lower to reflect the unlikely but potential uncertainty of appropriation. The bonds have the potential to appreciate because they can be refunded.

Portfolio Outlook

During the period of global volatility that occurred in the fall, it became apparent that municipal relative performance was highly correlated with other "spread" sectors and that relative performance would be a function of movements in Treasury yields and not municipal technicals. Our municipal overweight trades are designed to exploit technical weakness in municipals where we see the potential for quick reversions to normal relationships. The trades are not intended to become bets on the direction of interest rates, which is what they became during the late summer/early fall of 1998.

Our current outlook is guarded optimism for municipal market performance. While tax reform is always a risk for municipals, the current political environment is one in which tax reform is not a priority.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs U.S. Fixed Income -- Municipal Investment Management Team

November 30, 1998

FUND BASICS

Municipal Income Fund
as of October 31, 1998

                             Assets Under Management

                             -----------------------
                                 $106.9 Million
                             -----------------------

                                 NASDAQ SYMBOLS

                                 Class A Shares

                             -----------------------
                                      GSMIX
                             -----------------------

                                 Class B Shares

                             -----------------------
                                      GSMBX
                             -----------------------

                                 Class C Shares

                             -----------------------
                                      GSMUX
                             -----------------------

                              Institutional Shares

                             -----------------------
                                      GSMTX
                             -----------------------

                                 Service Shares

                             -----------------------
                                      GSMEX
                             -----------------------

--------------------------------------------------------------------------------
PERFORMANCE REVIEW
--------------------------------------------------------------------------------

October 31, 1997-  Fund Total Return     30-Day Taxable     30-Day SEC  Lehman 15-Year
October 31, 1998   (based on NAV)/1/   Equivalent Yield/2/  Yield/3/    Muni Index/4/
-------------------------------------------------------------------------------------
Class A                   7.79%             6.28%            3.72%        8.98%
Class B                   6.91%             5.30%            3.14%        8.98%
Class C                   6.98%             5.32%            3.15%        8.98%
Institutional             8.00%             7.30%            4.32%        8.98%
Service                   7.68%              N/A              N/A         8.98%
-------------------------------------------------------------------------------------

/1/The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares.

/2/The Taxable Equivalent Yield of the Fund is calculated by dividing the current 30-day SEC yield by 1 minus the highest 1997 federal income tax rate of 40.8% (adjusted for the 3% phaseout of itemized deductions for individuals at high income levels).

/3/The 30-Day SEC Yield of the Fund is calculated by dividing the net investment income per share (as defined by the Securities and Exchange Commission) earned by the Fund over a 30-day period (ending on the stated month-end date) by the maximum public offering price per share of the Fund on the last day of the period. This number is compounded semiannually and then annualized. This yield does not necessarily reflect income actually earned and distributed by the Fund and, therefore, may not be correlated with the dividends or other distributions paid to shareholders.

/4/The Lehman Brothers 15-Year Municipal Bond Index is a total return performance benchmark for the 15-year maturity, investment-grade tax-exempt bond market. Returns and attributes for the Index are calculated semi-monthly using approximately 5,000 municipal bonds, which are priced by Muller Data Corporation. Please note that the benchmark return reflects performance data from the Fund's first full month of operation (8/1/93), which does not directly correlate with the Fund's performance since its inception. The Index figures do not reflect any fees or expenses.

--------------------------------------------------------------------------------
SEC RETURNS
--------------------------------------------------------------------------------

For the period ending 9/30/98  Class A  Class B     Class C  Institutional   Service
--------------------------------------------------------------------------------------
One Year/5/                     3.60%      2.44%     6.58%       8.78%         8.31%
Five Years/5/                   5.28%       N/A       N/A         N/A          6.21%
Since Inception/5/              5.70%      7.14%     8.09%       9.24%         6.60%
                              (7/20/93)  (5/1/96)  (8/15/97)   (8/15/97)    (7/20/93)6
--------------------------------------------------------------------------------------

/5/The SEC Average Annualized Return is determined by computing the annual percentage change in the value of $1,000 invested at the maximum public offering price for specified periods, assuming reinvestment of all distributions at NAV. The total return calculation reflects a maximum initial sales charge of 4.5% for Class A shares, the assumed deferred sales charge for Class B shares (5% maximum declining to 0% after six years), and the assumed deferred sales charge for Class C shares (1% if redeemed within 12 months of purchase). The public offering price of the Class A shares on 9/30/98 was $16.29 and represents the NAV plus the maximum sales charge of 4.5%.

/6/Performance data for Service shares prior to 8/15/97 is that of Class A shares (excluding the impact of front-end sales charges applicable to Class A shares since Service shares are not subject to any sales charges). Performance of Class A shares in the Fund reflects the expenses applicable to the Fund's Class A shares. The fees applicable to Service shares are different from those applicable to Class A shares which impact performance ratings and rankings for a class of shares.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION AS OF 10/31/987
--------------------------------------------------------------------------------
Sector Allocation                                       Credit Allocation
--------------------------------------------------------------------------------
Insured Revenue Bonds               53.9%               AAA               64.7%
Revenue Bonds                       25.2%               AA                19.0%
Insured General Obligations         13.7%               A                 11.9%
General Obligations                  9.5%               BBB                4.3%
--------------------------------------------------------------------------------

/7/The Fund is actively managed and, as such, its composition may differ over time. Figures represent a percentage of total portfolio investments that have settled and include an offset to cash equivalents relating to all unsettled trades and may not sum to 100%.

   Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects fee waivers and expense limitations in effect. In their absence, performance would be reduced.

PERFORMANCE OVERVIEW

Municipal Income Fund

Dear Shareholder,

We are pleased to report on the performance of the Goldman Sachs Municipal Income Fund for the 12-month period ended October 31, 1998.

Performance Review

Over the 12-month period ended October 31, 1998, the Fund slightly underperformed the 8.98% return of the Fund's benchmark, the Lehman 15-Year Municipal Bond Index. During the same period, the Fund performed well versus its peers. The Fund's Class A, Institutional and Service shares outperformed the 7.12% average annual total return of its peers in the Lipper Municipal Income Funds category, ranking 44, 29 and 57, respectively, out of 235 funds. The Fund's Class B and C shares ranked 147 and 138, respectively, out of 235 funds. Over the five-year period ended October 31, 1998, the Fund's Class A shares ranked 29 out of 138 funds. Please note that Lipper rankings do not take sales charges into account and that past performance is not a guarantee of future results.

The Fund's slight underperformance relative to the benchmark was the result of an overweight position in municipals, which was hedged with short positions in U.S. Treasury futures contracts. Another component of the Fund's underperformance was greater exposure, versus the benchmark (which has mostly 15-year bonds), to longer maturity callable bonds whose price appreciation was inhibited by the increased likelihood that they would be called prior to maturity.

Municipal Market Performance

Despite good performance, technical forces -- unprecedented new issue supply and moderate demand -- worked against the municipal market for most of the 12-month period.

During the period, the municipal market posted strong returns up and down the yield curve. Unfortunately, the strong absolute performance was overshadowed by the weak relative performance when compared against U.S. Treasury returns (the overriding benchmark for many fixed income investors). For the municipal market, a direct result of the low yield environment during this time was a significant increase in new issue volume from levels of prior years. For example, in May, the Long Island Power Authority conducted the largest municipal bond underwriting in history -- $3.4 billion in long-term debt and $1.5 billion in short-term debt. One month later, in June, single-month new issuance was the heaviest seen since 1993. Although difficult to absorb, the high percentage of new money borrowing this year bodes well for the longer term municipal outlook.

At period end, although tax-exempt yields fell significantly, the rally was less obvious when compared with a massive rally occurring in the Treasury market. The rapidly changing Treasury markets created a significant liquidity problem, a factor that translated into heightened skittishness for municipal bond traders and investors.

Portfolio Composition

During the 12-month period under review, reflecting tight credit spreads, we placed greater emphasis on high quality, higher yielding (than generic high quality securities, such as AAA

                                                            PERFORMANCE OVERVIEW

and AAGOs) bonds. Thus we increased the Fund's position in insured revenue bonds, from 45.3% on October 31, 1997 to 53.9% on October 31, 1998. We also increased the Fund's position in general obligation bonds (6.6% to 9.5%). Conversely, the Fund's positions in revenue bonds, which are generally lower quality, and insured general obligations, which tend to yield less, decreased slightly (from 28.6% to 25.2% and from 15.7% to 13.7%, respectively). The Fund's position in variable rate demand notes (3.8% on October 31, 1998) was eliminated.

The Goldman Sachs Municipal Income Fund seeks a high level of current income exempt from regular federal income tax that is consistent with preservation of capital, primarily through investments in municipal securities.

Portfolio Highlight

o Michigan Higher Education Facilities Authority Revenue Bonds for the Thomas M. Cooley Law School -- The Fund holds $4 million of these bonds, which carry a 5.4% coupon, mature on May 1, 2018, and are a general obligation of the Law School. In addition, a letter of credit from First of America Bank is available to pay debt service. Because of the Law School's unique niche -- it targets evening, weekend and part-time students -- and the presence of a letter of credit, the holding is an attractive one, generating additional yield.

New Acquisition

o New Mexico Finance Authority Federal Highway Grant Anticipation Revenue Bonds 5 1/4% maturing 9/1/14 -- These bonds are issued under a new structure that utilizes federal funds by issuing bonds in anticipation of future federal funding. As a result, construction improvements occur more rapidly and cheaply. Revenues pledged to pay debt service are distributed to the State from federal moneys generated by federal gas taxes. Given the long history of federal highway funding, even under various scenarios of lower revenues, coverage should be sound. Furthermore, bond insurance provides additional security.

Portfolio Outlook

During the period of global volatility that occurred in the fall, it became apparent that municipal relative performance was highly correlated with other "spread" sectors and that relative performance would be a function of movements in Treasury yields and not municipal technicals. Our municipal overweight trades are designed to exploit technical weakness in municipals where we see the potential for quick reversions to normal relationships. The trades are not intended to become bets on the direction of interest rates, which is what they became during the late summer/early fall of 1998.

Our current outlook is guarded optimism for municipal market performance. While tax reform is always a risk for municipals, the current political environment is one in which tax reform is not a priority.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs U.S. Fixed Income -- Municipal Investment Management Team

November 30, 1998

GOLDMAN SACHS TAX-FREE FUNDS

Fixed Income Funds --
An Effective Portfolio Diversifier

By putting securities with different correlations to work in your portfolio, you can expand your investment opportunities while potentially spreading your risk.

Recent global market events -- and resulting price volatility in the stock market -- have encouraged many investors to seek more stability in their portfolio through greater diversification. In many cases, investors have increased their allocation to fixed income securities. What some individuals may have overlooked is the extent to which they can diversify within the fixed income arena. Different types of fixed income securities possess varying levels of market correlation to each other, and therefore should be able to provide an added measure of protection against market risk.

Differing Correlations May Help Reduce Exposure to Risk

Correlation simply defines how two investments move together. If you own two highly correlated investments, their returns will tend to move in tandem. If you own two loosely correlated assets, their returns will tend to move in opposite directions.

The table below shows the different correlations between fixed income securities. A high correlation of 0.99, such as that between cash and Treasury bills, means these two securities tend to react similarly in a given market environment. A low correlation such as 0.23, such as that between high yield bonds and intermediate government bonds, means these two securities have a low correlation -- a difference that could provide an important level of diversification in a portfolio.

--------------------------------------------------------------------------------
CORRELATIONS OF FIXED INCOME SECURITIES
--------------------------------------------------------------------------------
                                    Int.   Long    Long                    High
                                    Govt.  Govt.   Corp.   Muni   Global   Yield
                     Cash   T-Bill  Bonds  Bonds   Bonds   Bonds   Bonds   Bonds
--------------------------------------------------------------------------------
Cash                 1.00
T-Bill               0.99   1.00
Int. Govt. Bonds     0.15   0.12    1.00
Long Govt. Bonds     0.07   0.04    0.91   1.00
Long Corp. Bonds     0.13   0.10    0.98   0.96    1.00
Muni Bonds           0.04   0.03    0.75   0.76    0.78    1.00
Global Bonds         0.00  -0.03    0.73   0.64    0.69    0.54    1.00
High Yield Bonds    -0.14  -0.13    0.23   0.26    0.31    0.31    0.09    1.00
--------------------------------------------------------------------------------

Sources: See back cover.

Past performance is no guarantee of future results.

All of the indices are unmanaged and returns assume the reinvestment of income. Government bonds and T-bills, unlike Fund shares, are guaranteed as to the timely payment of principal and interest. The indices do not reflect any fees and expenses. The information in the chart above is not intended to imply the future performance of any of the investments mentioned or of any Goldman Sachs Fund, nor does it reflect any Fund's actual portfolio composition, fees or expenses.

For More Information

Fixed income mutual funds are a convenient way to acquire a diversified portfolio of fixed income securities. Goldman Sachs Fixed Income Funds can provide access to each of the fixed income securities shown above. For information on how these Funds can potentially help manage risk in your portfolio, consult your investment professional.

                                      GOLDMAN SACHS SHORT DURATION TAX-FREE FUND
Performance Summary
October 31, 1998

 The following graph shows the value as of October 31, 1998, of a $10,000 investment made in Institutional shares on October 1, 1992 (commencement of operations). For comparative purposes, the performance of the Fund's benchmark (the Lehman Brothers 3-Year Municipal Bond Index ("Lehman 3-Year Muni Bond Index")) is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost. Performance of Class A, Class B, Class C, Administration and Service shares will vary from the Institutional shares due to differences in fees and loads.

 SHORT DURATION TAX-FREE FUND'S LIFETIME PERFORMANCE

 GROWTH OF A $10,000 INVESTMENT, DISTRIBUTIONS REINVESTED OCTOBER 1, 1992 TO OCTOBER 31, 1998.

                           [LINE GRAPH APPEARS HERE]

Date             SDTF Institutional         Lehman 3-Year
                                            Muni Bond Index

10/1/92                  10000                  10000
 10/92                    9966                   9961
 11/92                   10041                  10031
 12/92                   10127                  10091
  1/93                   10199                  10167
  2/93                   10406                  10326
  3/93                   10350                  10295
  4/93                   10425                  10355
  5/93                   10427                  10383
  6/93                   10512                  10449
  7/93                   10504                  10455
  8/93                   10590                  10552
  9/93                   10656                  10598
 10/93                   10667                  10620
 11/93                   10643                  10607
 12/93                   10755                  10718
  1/94                   10841                  10805
  2/94                   10703                  10704
  3/94                   10562                  10575
  4/94                   10627                  10637
  5/94                   10632                  10687
  6/94                   10618                  10690
  7/94                   10710                  10779
  8/94                   10738                  10818
  9/94                   10715                  10791
 10/94                   10653                  10765
 11/94                   10685                  10746
 12/94                   10707                  10792
  1/95                   10726                  10881
  2/95                   10831                  10997
  3/95                   10879                  11096
  4/95                   10909                  11133
  5/95                   11053                  11304
  6/95                   11087                  11331
  7/95                   11191                  11451
  8/95                   11271                  11540
  9/95                   11287                  11573
 10/95                   11325                  11627
 11/95                   11399                  11702
 12/95                   11428                  11751
  1/96                   11548                  11842
  2/96                   11575                  11845
  3/96                   11521                  11816
  4/96                   11526                  11830
  5/96                   11532                  11841
  6/96                   11597                  11912
  7/96                   11650                  11978
  8/96                   11681                  11996
  9/96                   11758                  12069
 10/96                   11836                  12153
 11/96                   11949                  12266
 12/96                   11967                  12272
  1/97                   12007                  12326
  2/97                   12062                  12387
  3/97                   11995                  12322
  4/97                   12062                  12375
  5/97                   12153                  12476
  6/97                   12232                  12549
  7/97                   12359                  12699
  8/97                   12340                  12673
  9/97                   12432                  12764
 10/97                   12475                  12820
 11/97                   12518                  12857
 12/97                   12610                  12945
  1/98                   12690                  13030
  2/98                   12721                  13057
  3/98                   12750                  13078
  4/98                   12729                  13060
  5/98                   12848                  13182
  6/98                   12878                  13226
  7/98                   12909                  13274
  8/98                   13016                  13403
  9/98                   13085                  13489
 10/98                   13129                  13553

                                           SINCE INCEPTION
                                              OF CLASS     FIVE YEARS ONE YEAR
  AVERAGE ANNUAL TOTAL RETURN THROUGH OCTOBER 31, 1998
  CLASS A (COMMENCED MAY 1, 1997)
  Excluding sales charges                       5.59%             n/a    4.97%
  Including sales charges                       4.20%             n/a    2.83%
 -----------------------------------------------------------------------------
  CLASS B (COMMENCED MAY 1, 1997)
  Excluding sales charges                       4.89%             n/a    4.25%
  Including sales charges                       4.21%             n/a    2.18%
 -----------------------------------------------------------------------------
  CLASS C (COMMENCED AUGUST 15, 1997)
  Excluding sales charges                       4.26%             n/a    4.19%
  Including sales charges                       4.26%             n/a    3.16%
 -----------------------------------------------------------------------------
  INSTITUTIONAL CLASS (COMMENCED OCTOBER
  1, 1992)                                      4.57%           4.24%    5.25%
 -----------------------------------------------------------------------------
  ADMINISTRATION CLASS (COMMENCED MAY 20,
  1993)                                         4.08%           3.98%    4.99%
 -----------------------------------------------------------------------------
  SERVICE CLASS (COMMENCED SEPTEMBER 20,
  1994)                                         4.55%             n/a    4.73%
 -----------------------------------------------------------------------------

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND
Statement of Investments
October 31, 1998

   PRINCIPAL             INTEREST                      MATURITY
    AMOUNT                 RATE                          DATE                             VALUE
  DEBT OBLIGATIONS - 82.4%
  ALABAMA - 1.3%
  Alabama Building Renovation Finance Authority Building Renovation RB
  Series 1990 (A2/A+)
  $ 1,000,000              7.40%                      09/01/2006                     $ 1,080,560
 -----------------------------------------------------------------------------------------------
  ARIZONA - 4.3%
  Mesa IDA Health Care Facilities (BIGI) (AAA/Aaa)
  $   890,000              7.50%                      01/01/2004                     $   912,980
  Tempe Union High School District No. 213 GO Series 1998 (FGIC) (AAA/Aaa)
    2,500,000              6.00                       07/01/2003                       2,734,000
 -----------------------------------------------------------------------------------------------
                                                                                     $ 3,646,980
 -----------------------------------------------------------------------------------------------
  CALIFORNIA - 2.3%
  ABAG Finance Authority for Non-Profit Corporations Refunding Bond (BBB)
  $   900,000              5.25%                      10/01/2007                     $   918,270
  Sacramento County Housing Authority MF Hsg. RB for Rancho Natomas
  Apartments (LOC) (A1)
    1,000,000              4.80                       12/15/2007                       1,000,000
 -----------------------------------------------------------------------------------------------
                                                                                     $ 1,918,270
 -----------------------------------------------------------------------------------------------
  COLORADO - 2.8%
  Denver City & County Airport Prerefunded RB Series 1992 A (AAA/Baa1)
  $ 2,000,000              7.50%                      11/15/2006                     $ 2,316,620
 -----------------------------------------------------------------------------------------------
  FLORIDA - 1.5%
  Broward County GO Series 1986 (Aa2)
  $ 1,000,000             12.50%                      01/01/2002                     $ 1,258,220
 -----------------------------------------------------------------------------------------------
  ILLINOIS - 10.0%
  Illinois Health Facilities Authority Highland Park Hospital, Series A
  (FGIC) (AAA/Aaa)
  $ 1,000,000              5.20%                      10/01/2001                     $ 1,045,460
  Illinois Housing Development Authority Series 1991 A (A+/A1)
    1,000,000              7.90                       07/01/1999                       1,022,770
  Illinois Municipal Electric Power RB Series 1998 (FSA) (AAA/Aaa)
    2,095,000              4.75                       02/01/2003                       2,178,716
  Regional Transportation Authority Prerefunded RB Series 1994 D (FGIC)
  (AAA/Aaa)
    2,000,000              6.75                       06/01/2025                       2,309,840
  Southern Illinois University Housing & Auxiliary Facility RB Series 1996
  A (MBIA) (AAA/Aaa)
    1,730,000              5.00                       04/01/2003                       1,812,037
 -----------------------------------------------------------------------------------------------
                                                                                     $ 8,368,823
 -----------------------------------------------------------------------------------------------
  IOWA - 5.4%
  Davenport Hospital Facility Prerefunded RB for Mercy Hospital Series 1992
  (MBIA) (AAA/Aaa)
  $ 4,040,000              6.63%                      07/01/2014                     $ 4,511,266
 -----------------------------------------------------------------------------------------------

   PRINCIPAL             INTEREST                      MATURITY
    AMOUNT                 RATE                          DATE                             VALUE
  DEBT OBLIGATIONS - (CONTINUED)
  KENTUCKY - 2.5%
  Kentucky State Property and Building Commission RB (A+/A2)
  $ 2,000,000              6.10%                      10/01/2001                     $ 2,128,280
 -----------------------------------------------------------------------------------------------
  LOUISIANA - 3.9%
  Lafayette Parish Public School Board Sales Tax RB (FGIC) (AAA/Aaa)
  $ 2,000,000              6.00%                      04/01/2004                     $ 2,209,680
  Louisiana Offshore Deepwater Port Authority Term B RB (A/Baa1)
    1,000,000              5.85                       09/01/2000                       1,032,540
 -----------------------------------------------------------------------------------------------
                                                                                     $ 3,242,220
 -----------------------------------------------------------------------------------------------
  MARYLAND - 3.2%
  Maryland Health and Higher Educational Facilities Authority RB (LOC) (A)
  $ 1,000,000              4.75%                      07/01/2021                     $ 1,015,330
  Maryland State Health and Higher Educational Facilities Authority (A-)
    1,600,000              5.50                       01/01/2021                       1,671,904
 -----------------------------------------------------------------------------------------------
                                                                                     $ 2,687,234
 -----------------------------------------------------------------------------------------------
  MASSACHUSETTS - 3.3%
  Massachusetts Bay Transportation Authority Prerefunded RB Series 1994 B
  (AA-/Aa3)
  $ 2,500,000              5.88%                      03/01/2019                     $ 2,769,525
 -----------------------------------------------------------------------------------------------
  MISSOURI - 2.0%
  St. Louis Municipal Finance Leasehold Series A RB (LOC) (A/Aa3)
  $ 1,655,000              5.30%                      07/15/2002                     $ 1,719,512
 -----------------------------------------------------------------------------------------------
  NEBRASKA - 2.5%
  Nebraska Public Power District RB Series 1998 A (MBIA) (AAA/Aaa)
  $ 2,000,000              5.00%                      01/01/2002                     $ 2,072,500
 -----------------------------------------------------------------------------------------------
  NEVADA - 1.5%
  Nevada State Colorado River Community Prerefunded RB Series 1994 (AA/AAA)
  $ 1,130,000              6.50%                      07/01/2019                     $ 1,283,816
 -----------------------------------------------------------------------------------------------
  NEW JERSEY - 2.6%
  Monmouth County Import Authority Sewage Facility Prerefunded RB Series
  1991 (MBIA) (AAA/Aaa)
  $ 2,000,000              6.75%                      02/01/2013                     $ 2,173,560
 -----------------------------------------------------------------------------------------------
  NEW YORK - 17.9%
  Metropolitan Transportation Authority Transit Facilities Prefunded RB
  Series J (FGIC) (AAA/Aaa)
  $ 1,650,000              6.38%                      07/01/2010                     $ 1,828,481
  New York City Prerefunded GO Series 1992 C (MBIA) (AAA/AAA)
    3,000,000              6.38                       08/01/2006                       3,317,040
 -----------------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

  PRINCIPAL             INTEREST                      MATURITY
    AMOUNT                RATE                          DATE                             VALUE
  DEBT OBLIGATIONS - (CONTINUED)
  NEW YORK - (CONTINUED)
  New York State Dorm Authority RB Series 1998 (AAA)
  $3,050,000             5.50%                       02/15/2003                     $ 3,244,102
  New York State Medical Care RB (MBIA) (AAA/Aaa)
   1,520,000             6.00                        08/15/2003                       1,663,625
  New York State Power Authority Prerefunded RB Series 1991 Z (AAA/AAA)
   3,000,000             6.50                        01/01/2019                       3,301,470
  Yonkers GO Series C (FGIC) (AAA/Aaa)
   1,500,000             6.00                        08/01/2003                       1,636,575
 ----------------------------------------------------------------------------------------------
                                                                                    $14,991,293
 ----------------------------------------------------------------------------------------------
  OHIO - 2.8%
  Ohio State Building Authority RB Series 1996 A (AA-/Aa3)
  $2,255,000             5.00%                       10/01/2002                     $ 2,352,348
 ----------------------------------------------------------------------------------------------
  PENNSYLVANIA - 4.7%
  Bethlehem Pennsylvania Area School District GO Series 1997 (FGIC)
  (AAA/Aaa)
  $1,715,000             5.00%                       09/01/2003                     $ 1,801,951
  Philadelphia GO Series 1996 (MBIA) (AAA/Aaa)
   2,005,000             6.00                        05/15/2002                       2,154,232
 ----------------------------------------------------------------------------------------------
                                                                                    $ 3,956,183
 ----------------------------------------------------------------------------------------------
  TENNESSEE - 1.8%
  Clarksville Public Building Authority (AA)
  $1,500,000             4.75%                       12/01/2000                     $ 1,534,153
 ----------------------------------------------------------------------------------------------
  TEXAS - 3.2%
  Edinburg Consolidated Independent School District Public Facilities
  Corp. Lease RB (AMBAC) (AAA)
  $1,810,000             5.00%                       08/15/2001                     $ 1,874,925
  Memorial Villages Water Authority RB (Aa)
     760,000             7.00                        09/01/2000                         793,653
 ----------------------------------------------------------------------------------------------
                                                                                    $ 2,668,578
 ----------------------------------------------------------------------------------------------
  WISCONSIN - 2.9%
  Milwaukee County Series 1997 A (MBIA) (AAA/Aaa)
  $1,030,000             5.25%                       10/01/2003                     $ 1,094,509
  Wisconsin State Health and Educational Facility RB for Medical College
  of Wisconsin Series 1993 (A)
   1,240,000             5.30                        12/01/2003                       1,301,901
 ----------------------------------------------------------------------------------------------
                                                                                    $ 2,396,410
 ----------------------------------------------------------------------------------------------
  TOTAL DEBT OBLIGATIONS
  (COST $68,432,892)                                                                $69,076,351

 ------------------------------------------------------------------------------

  PRINCIPAL             INTEREST                      MATURITY
    AMOUNT                RATE                          DATE                             VALUE
  SHORT-TERM OBLIGATIONS - 14.7%
  ALABAMA - 2.5%
  Columbia Alabama Power Co. Series D VRDN (A/A2)(a)
  $2,100,000              3.60%                      11/02/1998                     $ 2,100,000
 ----------------------------------------------------------------------------------------------
  GEORGIA - 2.0%
  Burke County PCRB for Georgia Power Co. Second Series (A+/A1)(a)
  $1,700,000              3.70%                      11/02/1998                     $ 1,700,000
 ----------------------------------------------------------------------------------------------
  INDIANA - 1.8%
  Jasper County PCRB for Nipsco Series 1994 C (A/A2)(a)
  $1,500,000              3.75%                      11/02/1998                     $ 1,500,000
 ----------------------------------------------------------------------------------------------
  MICHIGAN - 1.9%
  Michigan Strategic Funding Limited Obligation for Dow Chemical Series
  1994 (A/A1)(a)
  $1,600,000              3.75%                      11/02/1998                     $ 1,600,000
 ----------------------------------------------------------------------------------------------
  NEW YORK - 2.9%
  New York State Energy Research & Development Authority PCRB for New York
  State Electric & Gas Series 1994 C (AA+)(a)
  $2,400,000              3.60%                      11/02/1998                     $ 2,400,000
 ----------------------------------------------------------------------------------------------
  TEXAS - 2.8%
  Harris County Health Facilities Development Corp. RB for St. Luke's
  Episcopal Hospital Series 1997 B (AA)(a)
  $2,300,000              3.65%                      11/02/1998                     $ 2,300,000
 ----------------------------------------------------------------------------------------------
  WYOMING - 0.8%
  Sweetwater County PCRB for Idaho Power Co. Series 1998 C (A/A3)(a)
  $  700,000              3.75%                      11/02/1998                     $   700,000
 ----------------------------------------------------------------------------------------------
  TOTAL SHORT-TERM OBLIGATIONS
  (COST $12,300,000)                                                                $12,300,000
 ----------------------------------------------------------------------------------------------
  TOTAL INVESTMENTS
  (COST $80,732,892)(B)                                                             $81,376,351

 ------------------------------------------------------------------------------

      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND
Statement of Investments (continued)
October 31, 1998

 ----------------------------------------------------------------------------
  FEDERAL INCOME TAX INFORMATION:
  Gross unrealized gain for investments in which value
  exceeds cost                                                      $679,975
  Gross unrealized loss for investments in which cost exceeds
  value                                                              (36,516)
 ----------------------------------------------------------------------------
  Net unrealized gain                                               $643,459
 ----------------------------------------------------------------------------

 (a) Securities with "Put" features with resetting interest rates. Maturity dates disclosed are the next interest reset dates.

 (b) The amount stated also represents aggregate cost for federal income tax purposes.

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

 -------------------------------------------------------------
  INVESTMENT
   ABBREVIATIONS:
  AMBAC   --Insured by American Municipal Bond Assurance Corp.
  BIGI    --Insured by Bond Investors Guaranty Corporation
  FGIC    --Insured by Financial Guaranty Insurance Co.
  FSA     --Insured by Financial Security Assurance Co.
  GO      --General Obligation
  IDA     --Industrial Development Authority
  LOC     --Letter of Credit
  MBIA    --Insured by Municipal Bond Investors Assurance
  MF Hsg. --Multi-Family Housing
  PCRB    --Pollution Control Revenue Bond
  RB      --Revenue Bond
  VRDN    --Variable Rate Demand Note
 -------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                             GOLDMAN SACHS MUNICIPAL INCOME FUND
Performance Summary
October 31, 1998

The following graph shows the value as of October 31, 1998, of a $10,000 investment made (with the maximum sales charge of 4.5%) in Class A shares on August 1, 1993. For comparative purposes, the performance of the Fund's benchmark (the Lehman Brothers 15-Year Municipal Bond Index ("Lehman 15-Year Muni Index")) is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctu-ate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost. Performance of Class B, Class C, Institutional and Serv-ice shares will vary from Class A due to differences in fees and loads.

MUNICIPAL INCOME FUND'S LIFETIME PERFORMANCE
GROWTH OF A $10,000 INVESTMENT, DISTRIBUTIONS REINVESTED AUGUST 1, 1993 TO OCTOBER 31, 1998.(A)


Date                  Municipal Income Class A    Lehman
                                                 15-Year
                                                Muni Index

8/1/93                          9550             10000
  8/93                          9786             10237
  9/93                          9926             10374
 10/93                          9983             10389
 11/93                          9891             10293
 12/93                         10082             10538
  1/94                         10202             10677
  2/94                          9933             10355
  3/94                          9459              9863
  4/94                          9514              9974
  5/94                          9591             10077
  6/94                          9542             10003
  7/94                          9753             10201
  8/94                          9776             10233
  9/94                          9613             10061
 10/94                          9433              9862
 11/94                          9245              9651
 12/94                          9468              9889
  1/95                          9774             10223
  2/95                          9972             10560
  3/95                         10085             10691
  4/95                         10105             10695
  5/95                         10406             11066
  6/95                         10277             10940
  7/95                         10348             11045
  8/95                         10494             11213
  9/95                         10573             11314
 10/95                         10734             11478
 11/95                         10936             11682
 12/95                         11068             11804
  1/96                         11224             11913
  2/96                         11134             11836
  3/96                         10920             11662
  4/96                         10870             11611
  5/96                         10851             11601
  6/96                         10981             11733
  7/96                         11071             11857
  8/96                         11074             11855
  9/96                         11235             12009
 10/96                         11394             12169
 11/96                         11621             12422
 12/96                         11570             12353
  1/97                         11608             12398
  2/97                         11741             12526
  3/97                         11584             12349
  4/97                         11687             12471
  5/97                         11833             12669
  6/97                         11993             12823
  7/97                         12390             13236
  8/97                         12214             13086
  9/97                         12392             13252
 10/97                         12446             13340
 11/97                         12534             13428
 12/97                         12777             13657
  1/98                         12907             13825
  2/98                         12912             13821
  3/98                         12899             13832
  4/98                         12822             13767
  5/98                         13045             14012
  6/98                         13087             14074
  7/98                         13098             14100
  8/98                         13297             14347
  9/98                         13447             14556
 10/98                         13416             14537


                                         SINCE INCEPTION
                                            OF CLASS     FIVE YEARS ONE YEAR
  AVERAGE ANNUAL TOTAL RETURN THROUGH OCTOBER 31, 1998
  CLASS A (COMMENCED JULY 20, 1993)
  Excluding sales charges                     6.48%           6.09%    7.79%
  Including sales charges                     5.56%           5.11%    2.92%
 ---------------------------------------------------------------------------
  CLASS B (COMMENCED MAY 1, 1996)
  Excluding sales charges                     7.94%           n/a      6.91%
  Including sales charges                     6.76%           n/a      1.73%
 ---------------------------------------------------------------------------
  CLASS C (COMMENCED AUGUST 15, 1997)
  Excluding sales charges                     7.24%           n/a      6.98%
  Including sales charges                     7.24%           n/a      5.94%
 ---------------------------------------------------------------------------
  INSTITUTIONAL CLASS (COMMENCED AUGUST
  15, 1997)                                   8.39%           n/a      8.00%
 ---------------------------------------------------------------------------
  SERVICE CLASS (COMMENCED AUGUST 15,
  1997)                                       6.45%           n/a      7.68%
 ---------------------------------------------------------------------------

 (a) For comparative purposes, initial investments are assumed to be made on the first day of the month following the commencement of operations.

GOLDMAN SACHS MUNICIPAL INCOME FUND
Statement of Investments
October 31, 1998

  PRINCIPAL             INTEREST                      MATURITY
    AMOUNT                RATE                          DATE                             VALUE
  DEBT OBLIGATIONS - 98.0%
  ARIZONA - 4.5%
  Maricopa County MF Hsg. IDA RB (A)
  $1,795,000              5.85%                      01/01/2008                     $ 1,983,385
  Maricopa County United School District No. 41 RB (FSA) (AAA)
   2,500,000              6.25                       07/01/2015                       2,848,976
 ----------------------------------------------------------------------------------------------
                                                                                    $ 4,832,361
 ----------------------------------------------------------------------------------------------
  CALIFORNIA - 8.5%
  California State GO Bonds (A+/A1)
  $3,000,000              5.00%                      02/01/2014                     $ 3,066,090
  Carlsbad Unified School District GO Series 1997 (FGIC) (AAA/Aaa)(a)
   2,700,000              4.86                       11/01/2014                       1,253,313
  Orange County Public Finance Authority Waste Management Systems RB
  (AMBAC) (Aaa)
   2,110,000              5.25                       12/01/2013                       2,236,326
  Santa Clara County Housing Authority MF Hsg. RB for Orchard Glen Apart-
  ments Series 1998 (LOC) (AA)(b)
   2,500,000              4.50                       11/01/2007                       2,490,075
 ----------------------------------------------------------------------------------------------
                                                                                    $ 9,045,804
 ----------------------------------------------------------------------------------------------
  CONNECTICUT - 5.4%
  Connecticut State GO Bonds Series A (AA-/Aa3)
  $3,265,000              5.25%                      03/15/2013                     $ 3,439,482
  Mashantucket Western Pequot Tribe Prerefunded RB Series A (BBB-)(c)
   1,000,000              6.50                       09/01/2005                       1,141,550
  Mashantucket Western Pequot Tribe Unrefunded RB Series A (BBB-/Baa2)(c)
   1,000,000              6.50                       09/01/2005                       1,128,240
 ----------------------------------------------------------------------------------------------
                                                                                    $ 5,709,272
 ----------------------------------------------------------------------------------------------
  FLORIDA - 3.3%
  Escambia County Housing Authority (AMT) (Aaa)
  $  680,000              6.80%                      10/01/2015                     $   738,915
  Santa Rosa Bay Bridge Authority RB (BBB-)
   2,500,000              6.25                       07/01/2028                       2,780,250
 ----------------------------------------------------------------------------------------------
                                                                                    $ 3,519,165
 ----------------------------------------------------------------------------------------------
  HAWAII - 1.6%
  Hawaii GO Bond Series CA (FGIC) (AAA)
  $1,500,000              6.00%                      01/01/2009                     $ 1,704,795
 ----------------------------------------------------------------------------------------------
  ILLINOIS - 11.0%
  Chicago Midway Airport RB (MBIA) (AAA/Aaa)
  $2,500,000              5.50%                      01/01/2010                     $ 2,681,475
  Lake County Unified School District No. 116 GO (FSA) (AAA)
   1,000,000              7.60                       02/01/2013                       1,299,710
   2,000,000              7.60                       02/01/2014                       2,607,980
  Lake, Cook, Kane and McHenry County's Community Unit School District No.
  220 GO Bonds (FSA) (AAA/Aaa)
   2,465,000              6.20                       12/01/2012                       2,872,760
  Rock Island County School District No. 41 GO Series 1998 (FSA) (AAA)
   2,300,000              5.13                       12/01/2014                       2,341,469
 ----------------------------------------------------------------------------------------------
                                                                                    $11,803,394
 ----------------------------------------------------------------------------------------------

  PRINCIPAL             INTEREST                      MATURITY
    AMOUNT                RATE                          DATE                             VALUE
  DEBT OBLIGATIONS - (CONTINUED)
  INDIANA - 4.1%
  Indiana Bond Bank for Hendricks County RB (LOC) (AA-)
  $1,420,000              6.00%                      02/01/2012                     $ 1,537,945
  Indiana Transportation Airport Series A RB (AMBAC) (AAA/Aaa)
   2,500,000              6.00                       11/01/2011                       2,865,400
 ----------------------------------------------------------------------------------------------
                                                                                    $ 4,403,345
 ----------------------------------------------------------------------------------------------
  KENTUCKY - 1.0%
  Nelson County Industrial Building Mabex Universal Corp. Project (AMT)
  (LOC) (A3)
  $1,000,000              6.50%                      04/01/2005                     $ 1,089,220
 ----------------------------------------------------------------------------------------------
  LOUISIANA - 2.0%
  Orleans Levee District Improvement Bonds (FSA) (AAA/Aaa)
  $1,945,000              5.95%                      11/01/2015                     $ 2,161,906
 ----------------------------------------------------------------------------------------------
  MAINE - 0.6%
  Maine Educational Loan Authority RB Series A-1 (AMT) (Aaa)(d)
  $  640,000              6.80%                      12/01/2007                     $   687,699
 ----------------------------------------------------------------------------------------------
  MICHIGAN - 11.9%
  Birmingham Michigan City School District GO Bonds (AA+/Aa2)
  $3,500,000              5.25%                      11/01/2012                     $ 3,680,040
  Michigan Higher Education Facility RB for the Thomas M. Cooley Law
  School Series 1998 (LOC) (A+)
   4,000,000              5.40                       05/01/2018                       4,046,120
  Oakland County Econimic Development Corp. RB for Cranbrook Community Se-
  ries 1998 (Aa2)
   5,000,000              5.00                       11/01/2017                       4,975,500
 ----------------------------------------------------------------------------------------------
                                                                                    $12,701,660
 ----------------------------------------------------------------------------------------------
  MISSOURI - 2.0%
  St. Louis Municipal Finance Leasehold Series A RB (LOC) (A/Aa3)
  $2,100,000              5.30%                      07/15/2002                     $ 2,181,858
 ----------------------------------------------------------------------------------------------
  NEVADA - 1.9%
  Washoe County GO RB (MBIA) (AAA/Aaa)
  $2,000,000              5.00%                      06/01/2017                     $ 1,998,740
 ----------------------------------------------------------------------------------------------
  NEW MEXICO - 8.2%
  New Mexico Finance Authority Anticipation RB for Federal Highway Grant
  Series 1998 A (AMBAC) (AAA/Aaa)(d)
  $5,100,000              5.25%                      09/01/2014                     $ 5,295,687
  Santa Fe County Correctional System RB (FSA) (AAA/Aaa)
   3,000,000              6.00                       02/01/2027                       3,518,370
 ----------------------------------------------------------------------------------------------
                                                                                    $ 8,814,057
 ----------------------------------------------------------------------------------------------
  NEW YORK - 5.0%
  New York City Municipal Water Finance Authority Series B (MBIA)
  (AAA/Aaa)
  $3,000,000              5.50%                      06/15/2027                     $ 3,137,460
  New York State Dormatory RB for Department of Health Series 1996 (MBIA)
  (AAA)
   2,000,000              5.63                       07/01/2012                       2,154,160
 ----------------------------------------------------------------------------------------------
                                                                                    $ 5,291,620
 ----------------------------------------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                             GOLDMAN SACHS MUNICIPAL INCOME FUND

  PRINCIPAL             INTEREST                      MATURITY
    AMOUNT                RATE                          DATE                              VALUE
 DEBT OBLIGATIONS - (CONTINUED)
  NORTH DAKOTA - 2.1%
  Mercer County PCRB for Basin Electric & Power 2nd Series (AMBAC)
  (AAA/Aaa)
  $2,000,000              6.05%                      01/01/2019                     $  2,204,280
 -----------------------------------------------------------------------------------------------
  OHIO - 5.1%
  Cuyahoga County for Rock & Roll Hall of Fame RB
    $600,000              5.45%                      12/01/2005                     $    618,366
  Ohio State Turnpike Community RB Series 1998 A (FGIC) (AAA/Aaa)(d)
   4,500,000              5.50                       02/15/2017                        4,880,250
 -----------------------------------------------------------------------------------------------
                                                                                    $  5,498,616
 -----------------------------------------------------------------------------------------------
  PENNSYLVANIA - 5.3%
  Pennsylvania Higher Education RB for University of Pennsylvania Health
  Services Series 1998 A (MBIA) (AAA/Aaa)
  $2,040,000              5.38%                      01/01/2014                     $  2,123,926
  Philadelphia Gas Works RB Series 1998 B (FSA) (AAA/Aaa)
   3,420,000              5.38                       07/01/2015                        3,547,292
 -----------------------------------------------------------------------------------------------
                                                                                    $  5,671,218
 -----------------------------------------------------------------------------------------------
  TENNESSEE - 3.2%
  Dickson County GO Bonds (FGIC) (Aaa)
  $1,840,000              5.00%                      04/01/2016                     $  1,849,973
  McMinnville Housing Authority RB (A2)
   1,420,000              6.00                       10/01/2009                        1,519,783
 -----------------------------------------------------------------------------------------------
                                                                                    $  3,369,756
 -----------------------------------------------------------------------------------------------
  TEXAS - 6.1%
  East Texas Criminal Justice Facilities Financing Corp. Prerefunded RB
  (AMBAC) (AAA/Aaa)
  $2,000,000              5.75%                      11/01/2009                     $  2,200,600
  Lago Vista Independent School District Refunding Bonds Series 1997 (Aaa)
   1,000,000              5.50                       08/15/2027                        1,038,900
  Tarrant County Health Facilities Development Corp. RB (MBIA) (AAA/Aaa)
   3,000,000              5.75                       02/15/2015                        3,311,850
 -----------------------------------------------------------------------------------------------
                                                                                    $  6,551,350
 -----------------------------------------------------------------------------------------------
  WASHINGTON - 5.2%
  Chelan County Public Utility RB (MBIA) (AAA/Aaa)
  $2,500,000              6.35%                      07/01/2028                     $  2,838,050
  Washington State Public Power Supply System Series A RB (AMBAC) (AAA/Aaa)
   2,500,000              5.70                       07/01/2011                        2,718,000
 -----------------------------------------------------------------------------------------------
                                                                                    $  5,556,050
 -----------------------------------------------------------------------------------------------
  TOTAL DEBT OBLIGATIONS
  (COST $99,945,528)                                                                $104,796,166
 -----------------------------------------------------------------------------------------------

  PRINCIPAL             INTEREST                      MATURITY
   AMOUNT                 RATE                          DATE                              VALUE
 SHORT-TERM OBLIGATIONS - 2.6%
  GEORGIA - 1.7%
  Burke County IDA for Georgia Power Co. (A/A2)(e)
  $800,000                3.80%                      11/02/1998                     $    800,000
  Monroe County Development Authority PCRB (A2)(e)
   700,000                3.70                       11/02/1998                          700,000
  Monroe County PCRB for Georgia Power Company Series 1998-2 (A+/A1)(e)
   300,000                3.70                       11/02/1998                          300,000
 -----------------------------------------------------------------------------------------------
                                                                                    $  1,800,000
 -----------------------------------------------------------------------------------------------
  NEW YORK - 0.6%
  New York City IDRB for Nippon Cargo Airlines Co. Series 1998 (A-)(e)
  $400,000                4.25%                      11/02/1998                     $    400,000
  New York State Energy Research and Development PCRB for Niagara Mohawk
  Power Series 1998 A (AA)(e)
   300,000                3.70                       11/02/1998                          300,000
 -----------------------------------------------------------------------------------------------
                                                                                    $    700,000
 -----------------------------------------------------------------------------------------------
  WYOMING - 0.3%
  Sweetwater County PCRB for Idaho Power Co. Series 1998 C (A/A3)(e)
  $300,000                3.75%                      11/02/1998                     $    300,000
 -----------------------------------------------------------------------------------------------
  TOTAL SHORT-TERM OBLIGATIONS
  (COST $2,800,000)                                                                 $  2,800,000
 -----------------------------------------------------------------------------------------------
  TOTAL INVESTMENTS
  (COST $102,745,528)(F)                                                            $107,596,166
 -----------------------------------------------------------------------------------------------

 Futures contracts open at October 31, 1998 are as follows:

                           NUMBER OF
                           CONTRACTS   SETTLEMENT   UNREALIZED
           TYPE           (SHORT) (G)     MONTH        GAIN
  ----------------------  -----------  ----------   ----------
  Municipal Bond Futures     (47)     December 1998  $24,920
                                                     -------
                                                     $24,920
 -------------------------------------------------------------
 -------------------------------------------------------------

  FEDERAL INCOME TAX
  INFORMATION
  Gross unrealized gain for in-
  vestments in which
  value exceeds cost
           $4,875,731
  Gross unrealized loss for in-
  vestments in which
  cost exceeds value
              (25,093)
 ----------------------------------
  Net unrealized gain
           $4,850,638
 ----------------------------------

      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

GOLDMAN SACHS MUNICIPAL INCOME FUND
Statement of Investments (continued)
October 31, 1998
 ------------------------------------------------------------------------------

 (a) The interest rate disclosed for this security represents effective yield to maturity.

 (b) When-issued security.

 (c) Securities are exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounted to $2,269,790 as of October 31, 1998.

 (d) Portion of these securities are segregated for a when issued security, open futures contracts and futures margin requirements.

 (e) Securities with "Put" features with resetting interest rates. Maturity dates disclosed are the next interest reset dates.

 (f) The amount stated also represents aggregate cost for federal income tax purposes.

 (g) Each Municipal Bond Future contracts represents $100,000 in notional par value. The total notional amount and market value at risk are $4,700,000 and $5,897,031, respectively. The determination of notional amounts as presented here are indicative only of volume of activity and not a measure of market risk.

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------

  INVESTMENT ABBREVIATIONS:
  AMBAC   --Insured by American Municipal Bond Assurance Corp.
  AMT     --Alternative Minimum Tax
  FGIC    --Insured by Financial Guaranty Insurance Co.
  FSA     --Insured by Financial Security Assurance Co.
  GO      --General Obligation
  IDA     --Industrial Development Authority
  LOC     --Letter of Credit
  MBIA    --Insured by Municipal Bond Investors Assurance
  MF Hsg. --Multi-Family Housing
  PCRB    --Pollution Control Revenue Bond
  RB      --Revenue Bond
 -------------------------------------------------------------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                    GOLDMAN SACHS TAX-FREE FUNDS
Statements of Assets and Liabilities
October 31, 1998

                                                   SHORT DURATION     MUNICIPAL
                                                    TAX-FREE FUND   INCOME FUND
 ASSETS:

  Investment in securities, at value (identified
  cost $80,732,892 and $102,745,528,
  respectively)                                       $81,376,351  $107,596,166
  Cash                                                    792,930       342,083
  Receivables:
  Investment securities sold                            1,901,021            --
  Interest                                              1,199,975     1,681,132
  Fund shares sold                                         46,316       366,727
  Variation margin                                             --        35,250
  Other assets                                            111,416       122,060
 ------------------------------------------------------------------------------
  TOTAL ASSETS                                         85,428,009   110,143,418
 ------------------------------------------------------------------------------
 LIABILITIES:

  Payables:
  Investment securities purchased                         701,790     2,801,080
  Income distribution                                      21,826       124,292
  Fund shares repurchased                                 731,482       117,519
  Amounts owed to affiliates                               41,014        98,711
  Accrued expenses and other liabilities                   88,771       103,715
 ------------------------------------------------------------------------------
  TOTAL LIABILITIES                                     1,584,883     3,245,317
 ------------------------------------------------------------------------------
 NET ASSETS:
  Paid in capital                                      86,792,633   101,765,249
  Accumulated undistributed net investment income          62,046       138,393
  Accumulated net realized gain (loss) on
  investment transactions                              (3,655,012)      118,901
  Net unrealized gain on investments and futures          643,459     4,875,558
 ------------------------------------------------------------------------------
  NET ASSETS                                          $83,843,126  $106,898,101
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
  Net asset value per share:(a)
  Class A                                                  $10.19        $15.47
  Class B                                                  $10.18        $15.47
  Class C                                                  $10.18        $15.47
  Institutional                                            $10.18        $15.47
  Administration                                           $10.18            --
  Service                                                  $10.18        $15.48
 ------------------------------------------------------------------------------
  Shares Outstanding:
  Class A                                               1,951,709     5,891,043
  Class B                                                  95,661       434,408
  Class C                                                 221,543       184,954
  Institutional                                         5,660,817       397,731
  Administration                                           51,537            --
  Service                                                 251,505           106
 ------------------------------------------------------------------------------
  Total Shares Outstanding, $.001 Par Value
  (unlimited number of shares authorized)               8,232,772     6,908,242
 ------------------------------------------------------------------------------

 (a) Maximum public offering price per share for Class A shares is $10.40 (NAV per share plus the maximum sales charge of 2.0%) and $16.20 (NAV per share plus the maximum sales charge of 4.5%) for Short Duration Tax-Free and Municipal Income, respectively. At redemption, Class B and Class C shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

GOLDMAN SACHS TAX-FREE FUNDS
Statements of Operations
For the Year Ended October 31, 1998


                                                  SHORT DURATION    MUNICIPAL
                                                   TAX-FREE FUND  INCOME FUND
  INVESTMENT INCOME:
  Interest                                            $2,059,329  $ 4,344,155
 -----------------------------------------------------------------------------
  TOTAL INCOME                                         2,059,329    4,344,155
 -----------------------------------------------------------------------------
  EXPENSES:
  Management fees                                        189,646      467,578
  Transfer agent fees                                    129,376      176,709
  Distribution and service fees(a)                        68,846      426,683
  Custodian fees                                          83,823       71,330
  Registration fees                                       64,947       98,906
  Professional fees                                       55,339       51,165
  Printing fees                                           39,638       65,795
  Amortization of deferred organization expenses              --       12,545
  Trustee fees                                             5,861        5,779
  Service share fees                                       2,142           --
  Administration share fees                                  221           --
  Other                                                   36,690       26,444
 -----------------------------------------------------------------------------
  TOTAL EXPENSES                                         676,529    1,402,934
 -----------------------------------------------------------------------------
  Less -- expenses reimbursable and fees waived
  by Goldman Sachs                                      (406,089)    (630,379)
 -----------------------------------------------------------------------------
  NET EXPENSES                                           270,440      772,555
 -----------------------------------------------------------------------------
  NET INVESTMENT INCOME                                1,788,889    3,571,600
 -----------------------------------------------------------------------------
  REALIZED AND UNREALIZED GAIN (LOSS) ON INVEST-
  MENT AND FUTURES TRANSACTIONS:
  Net realized gain (loss) from:
  Investment transactions                                393,554      697,378
  Futures transactions                                  (123,687)    (554,852)
  Net change in unrealized gain on:
  Investments                                            263,420    2,434,663
  Futures                                                     --        1,295
 -----------------------------------------------------------------------------
  NET REALIZED AND UNREALIZED GAIN ON INVESTMENT
  AND FUTURES TRANSACTIONS                               533,287    2,578,484
 -----------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                          $2,322,176  $ 6,150,084
 -----------------------------------------------------------------------------

 (a) Class A, Class B and Class C had distribution and service fees of $53,564, $2,943 and $12,339 and $376,793, $37,316 and $12,574 for Short
     Duration Tax-Free and Municipal Income Funds, respectively.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                    GOLDMAN SACHS TAX-FREE FUNDS
Statements of Changes in Net Assets
For the Year Ended October 31, 1998

                                                          SHORT
                                                       DURATION
                                                       TAX-FREE     MUNICIPAL
                                                           FUND   INCOME FUND
  FROM OPERATIONS:
  Net investment income                             $ 1,788,889  $  3,571,600
  Net realized gain from investment and futures
  transactions                                          269,867       142,526
  Net change in unrealized gain on investments and
  futures                                               263,420     2,435,958
 -----------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                          2,322,176     6,150,084
 -----------------------------------------------------------------------------
  DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
  Class A                                              (420,239)   (3,301,234)
  Class B                                                (9,424)     (125,487)
  Class C                                               (36,571)      (41,577)
  Institutional shares                               (1,297,489)      (34,610)
  Administration shares                                  (9,873)           --
  Service shares                                        (70,477)          (64)
  Net realized gain on investment transactions
  Class A                                                    --      (123,858)
  Class B                                                    --        (3,541)
  Class C                                                    --          (467)
  Institutional shares                                       --          (658)
  Administration shares                                      --            --
  Service shares                                             --            (3)
 -----------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS                (1,844,073)   (3,631,499)
 -----------------------------------------------------------------------------
  FROM SHARE TRANSACTIONS:
  Net proceeds from sales of shares                  79,620,422    50,919,586
  Reinvestment of dividends and distributions         1,551,849     2,344,160
  Cost of shares repurchased                        (32,887,113)  (15,670,581)
 -----------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS RESULTING FROM SHARE
  TRANSACTIONS                                       48,285,158    37,593,165
 -----------------------------------------------------------------------------
  TOTAL INCREASE                                     48,763,261    40,111,750
 -----------------------------------------------------------------------------
  NET ASSETS:
  Beginning of year                                  35,079,865    66,786,351
 -----------------------------------------------------------------------------
  End of year                                       $83,843,126  $106,898,101
 -----------------------------------------------------------------------------
  ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME   $    62,046  $    138,393
 -----------------------------------------------------------------------------

      THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

GOLDMAN SACHS TAX-FREE FUNDS
Statement of Changes in Net Assets
For the Year Ended October 31, 1997

                                                           SHORT
                                                        DURATION
                                                        TAX-FREE     MUNICIPAL
                                                            FUND   INCOME FUND
  FROM OPERATIONS:
  Net investment income                             $  1,495,109  $  2,677,281
  Net realized gain from investment and futures
  transactions                                           214,761     1,129,596
  Net change in unrealized gain on investments and
  futures                                                177,615     1,448,471
 ------------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                           1,887,485     5,255,348
 ------------------------------------------------------------------------------
  DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
  Class A                                                (36,026)   (2,651,661)
  Class B                                                   (864)      (33,375)
  Class C                                                    (18)         (172)
  Institutional shares                                (1,407,585)          (56)
  Administration shares                                   (3,501)           --
  Service shares                                         (47,115)          (14)
 ------------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS                 (1,495,109)   (2,685,278)
 ------------------------------------------------------------------------------
  FROM SHARE TRANSACTIONS:
  Net proceeds from sales of shares                   28,091,361    21,242,873
  Reinvestment of dividends and distributions          1,232,957     1,598,487
  Cost of shares repurchased                         (30,193,481)  (11,147,479)
 ------------------------------------------------------------------------------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING
  FROM SHARE TRANSACTIONS                               (869,163)   11,693,881
 ------------------------------------------------------------------------------
  TOTAL INCREASE (DECREASE)                             (476,787)   14,263,951
 ------------------------------------------------------------------------------
  NET ASSETS:
  Beginning of year                                   35,556,652    52,522,400
 ------------------------------------------------------------------------------
  End of year                                       $ 35,079,865  $ 66,786,351
 ------------------------------------------------------------------------------
  ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME   $    110,881  $     69,879
 ------------------------------------------------------------------------------

                                                    GOLDMAN SACHS TAX-FREE FUNDS
Notes to Financial Statements
October 31, 1998
 1. ORGANIZATION

 Goldman Sachs Trust (the "Trust") is a Delaware business trust registered un-der the Investment Company Act of 1940 (as amended) as an open-end, manage-ment investment company. The Trust includes the Goldman Sachs Short Duration Tax-Free Fund (Short Duration Tax-Free) and the Goldman Sachs Municipal In-come Fund (Municipal Income), collectively, "the Funds" or individually a "Fund." Short Duration Tax-Free is a diversified portfolio offering six clas-ses of shares -- Class A, Class B, Class C, Institutional, Administration, and Service. Municipal Income, also a diversified portfolio, offers five classes of shares -- Class A, Class B, Class C, Institutional and Service.

 2. SIGNIFICANT ACCOUNTING POLICIES

 The following is a summary of significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make es-timates and assumptions that may affect the reported amounts.

 A. INVESTMENT VALUATION -- Portfolio securities for which accurate market quotations are readily available are valued on the basis of quotations fur-nished by a pricing service or provided by dealers in such securities. Port-folio securities for which accurate market quotations are not readily available are valued based on yield equivalents, pricing matrices or other sources, under valuation procedures established by the Trust's Board of Trustees. Short-term debt obligations maturing in sixty days or less are val-ued at amortized cost.

 B. SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are recorded on the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Interest income is recorded on the basis of interest accrued. Market premiums resulting from the purchase of long-term debt securities are amortized to interest income over the life of the security with a corresponding decrease in the cost basis of the security.

 C. FEDERAL TAXES -- It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company tax-ex-empt and taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required.
   The characterization of distributions to shareholders for financial report-ing purposes is determined in accordance with income tax rules. Therefore, the source of a portfolio's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, de-pending on the type of book/tax differences that may exist as well as timing differences associated with having different book and tax year ends.
   The Short Duration Tax-Free Fund, at its most recent tax year-end of Decem-ber 31, 1997 had approximately the following amount of capital loss carryforwards for U.S. federal tax purposes. This amount is available to be carried forward to offset future capital gains to the extent permitted by ap-plicable laws or regulations.

                                         YEAR OF
  FUND                         AMOUNT EXPIRATION
 -----------------------------------------------
  Short Duration Tax-Free  $3,868,000 2002-2003
 -----------------------------------------------

GOLDMAN SACHS TAX-FREE FUNDS
Notes to Financial Statements (continued)
October 31, 1998
 D. EXPENSES -- Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds based on the nature of the expense.
   Class A, Class B and Class C shareholders of the Funds bear all expenses and fees relating to their respective distribution and service plans. Share-holders of Service and Administration shares bear all expenses and fees paid to service organizations for their services with respect to such shares. Ef-fective October 1, 1998, each class of shares of the Funds now separately bears its respective class-specific transfer agency fees.

 E. DEFERRED ORGANIZATION EXPENSES -- Organization-related costs were amor-tized on a straight-line basis over a period of five years. The Short Dura-tion Tax-Free and Municipal Income Fund's organizational costs are fully amortized.

 F. FUTURES CONTRACTS -- The Funds may enter into futures transactions in or-der to hedge against changes in interest rates, securities prices or to seek to increase total return.
   Upon entering into a futures contract, the Funds are required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirement of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Funds daily, dependent on the daily fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Funds realize a gain or loss which is reported in the Statements of Operations.
   The use of futures contracts involve, to varying degrees, elements of mar-ket and counterparty risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. Changes in the value of the futures contract may not directly correlate with changes in the value of the under-lying securities. This risk may decrease the effectiveness of the Funds' hedging strategies and potentially result in a loss.

 G. OPTION ACCOUNTING PRINCIPLES -- When the Funds write call or put options, an amount equal to the premium received is recorded as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a written option expires on its stipulated expiration date or the Funds enter into a closing purchase transaction, the Funds realize a gain or loss without regard to any unrealized gain or loss on the underlying security, and the li-ability related to such option is extinguished. When a written call option is exercised, the Funds realize a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium origi-nally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Funds purchase upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received.
   Upon the purchase of a call option or a protective put option by the Funds, the premium paid is recorded as an investment and subsequently marked-to-mar-ket to reflect the current market value of the option. If an option which the Funds have purchased expires on the stipulated expiration date, the Funds will realize a loss in the amount of the cost of the option. If the Funds en-ter into a closing sale transaction, the Funds will realize a gain or loss, depending on whether the sale proceeds for the closing sale transaction are greater or less than the cost of the option. If the Funds exercise a pur-chased put option, the Funds will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Funds exercise a purchased call option, the cost of the security which the Funds purchase upon exercise will be increased by the premium originally paid.

                                                    GOLDMAN SACHS TAX-FREE FUNDS
 3. AGREEMENTS

 Goldman Sachs Asset Management ("GSAM"), a separate operating division of Goldman, Sachs & Co. ("Goldman Sachs"), serves as each Fund's investment ad-viser pursuant to Investment Management Agreements (the "Agreements"). Under the Agreements, GSAM, subject to the general supervision of the Trust's Board of Trustees, manages the Funds' portfolios. As compensation for the services rendered pursuant to the Agreements and the assumption of the expenses re-lated thereto and administering the Funds' business affairs, including pro-viding facilities, GSAM is entitled to a fee, computed daily and payable monthly at an annual rate equal to .40% and .55% of average daily net assets of Short Duration Tax-Free and Municipal Income, respectively. GSAM has vol-untarily agreed to waive a portion of its management fee for each Fund. For the period ended October 31, 1998, GSAM waived approximately $3,000 and $4,000 of its management fee attributable to the Short Duration Tax-Free and Municipal Income Funds, respectively. GSAM may discontinue or modify these waivers in the future at its discretion.
   GSAM voluntarily agreed to limit "Other Expenses" (excluding management, distribution and service fees, Administration and Service share fees, taxes, interest, brokerage, litigation, indemnification costs and other extraordi-nary expenses) through September 30, 1998 to the extent such expenses ex-ceeded .05% of the average daily net assets of each Fund. Effective October 1, 1998, the expense limitations were modified until further notice to .00% of the average daily net assets of each Fund. For the year ended October 31, 1998, Goldman Sachs reimbursed approximately $402,000 and $509,000 to Short Duration Tax-Free and Municipal Income, respectively. At October 31, 1998 ap-proximately $103,000 and $122,000 was owed to Short Duration Tax-Free and Mu-nicipal Income, respectively.
   Goldman Sachs serves as the Distributor of shares of the Funds pursuant to a Distribution Agreement. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges and has advised the Funds that it retained approximately $55,000 and $126,000 for the year ended October 31, 1998 for Short Duration Tax-Free and Municipal Income, respectively.
   The Trust, on behalf of each Fund, had adopted Distribution Plans (the "Distribution Plans") pursuant to Rule 12b-1. Under the Distribution Plans, Goldman Sachs was entitled to a quarterly fee from each Fund for distribution services equal, on an annual basis, to .25%, .75% and .75% of each Fund's average daily net assets attributable to Class A, Class B and Class C shares, respectively. For the year ended October 31, 1998, the Distributor had voluntarily agreed to waive approximately $25,000 and $179,000 of its distribution fee attributable to Class A shares of Short Duration Tax-Free and Municipal Income, respectively.
   The Trust, on behalf of each Fund, had also adopted Authorized Dealer Serv-ice Plans (the "Dealer Service Plans") pursuant to which Goldman Sachs and Authorized Dealers were compensated for providing personal and account main-tenance services. Each Fund paid a fee under its Dealer Service Plan equal, on an annual basis, up to .25% of the average daily net assets attributable to the Class A, Class B and Class C shares.
   Effective October 1, 1998, the Distribution Plans and Dealer Service Plans were combined into Distribution and Service Plans. Under the Distribution and Service Plans, Goldman Sachs and/or Authorized Dealers are entitled to a monthly fee from each fund for distribution and shareholder maintenance serv-ices equal, on an annual basis, to .25%, 1.00% and 1.00% of the average daily net assets attributable to Class A, Class B and Class C shares, respectively. For the year ended October 31, 1998, Goldman Sachs has voluntarily agreed to waive approximately $1,000 of the combined prior 12b-1 Distribution fees and Distribution and Service fees attributable to the Class B shares of Short Du-ration Tax-Free. Goldman Sachs may discontinue or modify this waiver in the future at its discretion.

GOLDMAN SACHS TAX-FREE FUNDS
Notes to Financial Statements (continued)
October 31, 1998
   Goldman Sachs also serves as the Transfer Agent of the Funds for a fee. Ef-fective October 1, 1998, fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: .19% of average daily net assets for Class A, Class B and Class C Shares and .04% of average daily net assets for Institutional, Service and Administration Shares.
   The Trust, on behalf of the Funds, has adopted Service Plans. In addition, the Trust, on behalf of Short Duration Tax-Free, has adopted an Administra-tion Plan. These plans allow for Service shares and Administration shares, respectively, to compensate service organizations for providing varying lev-els of account administration and shareholder liaison services to their cus-tomers who are beneficial owners of such shares. The Service and Administration Plans provide for compensation to the service organizations in an amount up to .50% and .25% (on an annualized basis), respectively, of the average daily net asset value of the respective shares.
   At October 31, 1998, the amounts owed to affiliates were as follows (in thousands):

                                                        DISTRIBUTION             TRANSFER
  FUND                           MANAGEMENT             AND SERVICE               AGENT
 ----------------------------------------------------------------------------------------
  Short Duration Tax-Free         $21,000                 $ 6,000                $14,000
 ----------------------------------------------------------------------------------------
  Municipal Income                 44,000                  27,000                 28,000
 ----------------------------------------------------------------------------------------

 4. PORTFOLIO SECURITIES TRANSACTIONS

 Purchases and proceeds of sales or maturities of long-term securities for the year ended October 31, 1998, were as follows:

                                        SALES OR
  FUND                      PURCHASES  MATURITIES
 -------------------------------------------------
  Short Duration Tax-Free  $97,878,412 $64,401,870
 -------------------------------------------------
  Municipal Income          84,053,318  47,308,925
 -------------------------------------------------

   For the year ended October 31, 1998, Short Duration Tax-Free and Municipal Income incurred commission expenses of approximately $1,000 and $3,000, re-spectively, in connection with futures contracts entered into with Goldman Sachs. At October 31, 1998, Goldman Sachs owed approximately $35,000 to Mu-nicipal Income related to variation margin on futures contracts.

                                                     GOLDMAN SACHS TAX-FREE FUND


 5. LINE OF CREDIT FACILITY

 The Funds participate in a $250,000,000 uncommitted, unsecured revolving line of credit facility to be used solely for temporary or emergency purposes. Un-der the most restrictive arrangement, each Fund must own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings is based on the federal funds rate. For the year ended Oc-tober 31, 1998, the Funds did not have any borrowings under this facility.

 6. CERTAIN RECLASSIFICATIONS

 In accordance with Statement of Position 93-2, Short Duration Tax-Free has reclassified $6,349 and $229 from paid-in capital to accumulated undistrib-uted net investment income and accumulated net realized loss, respectively. Municipal Income Fund has reclassified $82 and $114 from paid-in capital and undistributed net investment income, respectively, to accumulated net real-ized gain. These reclassifications have no impact on the net asset value of the Funds and are designed to present the Fund's capital accounts on a tax basis.

GOLDMAN SACHS TAX-FREE FUNDS
Notes to Financial Statements (continued)
October 31, 1998
 7. SUMMARY OF SHARE TRANSACTIONS

 Share activity for the year ended October 31, 1998 is as follows:

                             SHORT DURATION TAX-
                                  FREE FUND          MUNICIPAL INCOME FUND
                                            --------------------------------
                                SHARES      DOLLARS     SHARES      DOLLARS
 ---------------------------------------------------------------------------
 CLASS A SHARES
 Shares sold                 2,956,094  $29,981,070  2,331,248  $35,680,920
 Reinvestment of dividends
 and distributions              36,408      369,107    144,878    2,217,736
 Shares repurchased         (1,439,779) (14,600,893)  (890,339) (13,671,669)
                                            --------------------------------
                             1,552,723   15,749,284  1,585,787   24,226,987
 ---------------------------------------------------------------------------
 CLASS B SHARES
 Shares sold                   113,668    1,154,981    363,405    5,570,533
 Reinvestment of dividends
 and distributions                 716        7,572      4,818       73,917
 Shares repurchased            (29,252)    (296,080)   (50,499)    (771,483)
                                            --------------------------------
                                85,132      866,473    317,724    4,872,967
 ---------------------------------------------------------------------------
 CLASS C SHARES
 Shares sold                   260,602    2,643,664    236,415    3,613,212
 Reinvestment of dividends
 and distributions               3,289       33,332      2,421       37,200
 Shares repurchased            (42,508)    (430,853)   (62,563)    (957,474)
                                            --------------------------------
                               221,383    2,246,143    176,273    2,692,938
 ---------------------------------------------------------------------------
 INSTITUTIONAL SHARES
 Shares sold                 4,094,699   41,604,670    391,005    6,054,921
 Reinvestment of dividends
 and distributions             105,149    1,065,181        988       15,243
 Shares repurchased         (1,399,986) (14,177,195)   (17,697)    (269,955)
                                            --------------------------------
                             2,799,862   28,492,656    374,296    5,800,209
 ---------------------------------------------------------------------------
 ADMINISTRATION SHARES
 Shares sold                    45,558      460,529         --           --
 Reinvestment of dividends
 and distributions                 948        9,613         --           --
 Shares repurchased             (2,644)     (26,596)        --           --
                                            --------------------------------
                                43,862      443,546         --           --
 ---------------------------------------------------------------------------
 SERVICE SHARES
 Shares sold                   373,021    3,775,508         --           --
 Reinvestment of dividends
 and distributions               6,622       67,044          4           64
 Shares repurchased           (331,731)  (3,355,496)        --           --
                                            --------------------------------
                                47,912      487,056          4           64
 ---------------------------------------------------------------------------
 NET INCREASE                4,750,874  $48,285,158  2,454,084  $37,593,165
 ---------------------------------------------------------------------------

                                                    GOLDMAN SACHS TAX-FREE FUNDS

 Share activity for the year ended October 31, 1997 is as follows:

                            SHORT DURATION TAX-FREE
                                     FUND             MUNICIPAL INCOME FUND
                                            ---------------------------------
                                SHARES       DOLLARS     SHARES      DOLLARS
 ----------------------------------------------------------------------------
 CLASS A SHARES
 Shares sold                   492,769  $  4,950,140  1,303,279  $19,055,213
 Reinvestment of dividends
 and distributions               3,459        34,811    107,716    1,579,312
 Shares repurchased            (97,242)     (977,758)  (743,175) (10,871,802)
                                            ---------------------------------
                               398,986     4,007,193    667,820    9,762,723
 ----------------------------------------------------------------------------
 CLASS B SHARES
 Shares sold                    11,933       119,768    116,039    1,702,581
 Reinvestment of dividends
 and distributions                  86           861      1,286       18,970
 Shares repurchased             (1,490)      (15,000)   (18,419)    (273,177)
                                            ---------------------------------
                                10,529       105,629     98,906    1,448,374
 ----------------------------------------------------------------------------
 CLASS C SHARES
 Shares sold                     2,151        21,604      8,837      132,078
 Reinvestment of dividends
 and distributions                   1            10         12          176
 Shares repurchased             (1,992)      (20,080)      (168)      (2,500)
                                            ---------------------------------
                                   160         1,534      8,681      129,754
 ----------------------------------------------------------------------------
 INSTITUTIONAL SHARES
 Shares sold                 1,897,550    18,922,030     23,434      351,500
 Reinvestment of dividends
 and distributions             115,179     1,152,524          1           15
 Shares repurchased         (2,646,181)  (26,425,414)        --           --
                                            ---------------------------------
                              (633,452)   (6,350,860)    23,435      351,515
 ----------------------------------------------------------------------------
 ADMINISTRATION SHARES
 Shares sold                    33,608       336,065         --           --
 Reinvestment of dividends
 and distributions                 281         2,813         --           --
 Shares repurchased            (31,059)     (312,126)        --           --
                                            ---------------------------------
                                 2,830        26,752         --           --
 ----------------------------------------------------------------------------
 SERVICE SHARES
 Shares sold                   373,847     3,741,754        101        1,501
 Reinvestment of dividends
 and distributions               4,184        41,937          1           14
 Shares repurchased           (244,134)   (2,443,102)        --           --
                                            ---------------------------------
                               133,897     1,340,589        102        1,515
 ----------------------------------------------------------------------------
 NET INCREASE (DECREASE)       (87,050) $   (869,163)   798,944  $11,693,881
 ----------------------------------------------------------------------------

GOLDMAN SACHS SHORT DURATION TAX-FREE FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period


                                         INCOME (LOSS) FROM
                                      INVESTMENT OPERATIONS(A)      DISTRIBUTIONS TO SHAREHOLDERS
                                      -------------------------  ------------------------------------
                                                  NET REALIZED
                                                 AND UNREALIZED                           FROM NET
                                                  GAIN (LOSS)                          REALIZED GAIN      NET
                            NET ASSET            ON INVESTMENT,             IN EXCESS  ON INVESTMENT,  INCREASE
                             VALUE,      NET       OPTION AND     FROM NET    OF NET       OPTION     (DECREASE)
                            BEGINNING INVESTMENT    FUTURES      INVESTMENT INVESTMENT  AND FUTURES     IN NET
                            OF PERIOD   INCOME(E) TRANSACTIONS(E)  INCOME     INCOME    TRANSACTIONS  ASSET VALUE
 FOR THE YEARS ENDED OCTOBER 31,
  1998 - Class A Shares      $10.08     $0.36        $0.13         $(0.38)     --          $  --         $0.11
  1998 - Class B Shares       10.08      0.30         0.12          (0.32)     --             --          0.10
  1998 - Class C Shares       10.07      0.28         0.14          (0.31)     --             --          0.11
  1998 - Institutional
  Shares                      10.07      0.39         0.13          (0.41)     --             --          0.11
  1998 - Administration
  Shares                      10.07      0.36         0.13          (0.38)     --             --          0.11
  1998 - Service Shares       10.07      0.34         0.13          (0.36)     --             --          0.11
 ----------------------------------------------------------------------------------------------------------------
  1997 - Class A Shares
  (commenced May 1)            9.94      0.20         0.14          (0.20)     --             --          0.14
  1997 - Class B Shares
  (commenced May 1)            9.94      0.16         0.14          (0.16)     --             --          0.14
  1997 - Class C Shares
  (commenced August 15)       10.04      0.07         0.03          (0.07)     --             --          0.03
  1997 - Institutional
  Shares                       9.96      0.42         0.11          (0.42)     --             --          0.11
  1997 - Administration
  Shares                       9.96      0.39         0.11          (0.39)     --             --          0.11
  1997 - Service Shares        9.97      0.37         0.10          (0.37)     --             --          0.10
 ----------------------------------------------------------------------------------------------------------------
  1996 - Institutional
  Shares                       9.94      0.42         0.02          (0.42)     --             --          0.02
  1996 - Administration
  Shares                       9.94      0.39         0.02          (0.39)     --             --          0.02
  1996 - Service Shares        9.95      0.37         0.02          (0.37)     --             --          0.02
 ----------------------------------------------------------------------------------------------------------------
  1995 - Institutional
  Shares                       9.79      0.42         0.15          (0.42)     --             --          0.15
  1995 - Administration
  Shares                       9.79      0.40         0.15          (0.40)     --             --          0.15
  1995 - Service Shares        9.79      0.37         0.16          (0.37)     --             --          0.16
 ----------------------------------------------------------------------------------------------------------------
  1994 - Institutional
  Shares                      10.23      0.38        (0.36)         (0.38)     --           (0.08)       (0.44)
  1994 - Administration
  Shares                      10.23      0.35        (0.36)         (0.35)     --           (0.08)       (0.44)
  1994 - Service Shares
  (commenced September 20)     9.86      0.05        (0.07)         (0.05)     --             --         (0.07)
 ----------------------------------------------------------------------------------------------------------------

 (a) Includes the balancing effect of calculating per share amounts.
 (b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of period and no sales charge. Total return would be reduced if a sales or redemption charge were taken into account.
 (c) Annualized.
 (d) Not annualized.
 (e) Calculated based on the average shares outstanding methodology.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      GOLDMAN SACHS SHORT DURATION TAX-FREE FUND

                                                                               RATIOS ASSUMING NO
                                                                               VOLUNTARY WAIVER OF
                                                                                 FEES OR EXPENSE
                                                                                   LIMITATIONS
                                                                             -----------------------
                                            NET                 RATIO OF NET            RATIO OF NET
                                          ASSETS     RATIO OF    INVESTMENT   RATIO OF   INVESTMENT
     NET ASSET                 PORTFOLIO AT END OF NET EXPENSES    INCOME     EXPENSES     INCOME
      VALUE,        TOTAL      TURNOVER   PERIOD    TO AVERAGE   TO AVERAGE  TO AVERAGE  TO AVERAGE
   END OF PERIOD   RETURN(B)     RATE    (IN 000S)  NET ASSETS   NET ASSETS  NET ASSETS  NET ASSETS
      $10.19          4.97%     140.72%   $19,881      0.71%        3.54%       1.74%       2.51%
       10.18          4.25      140.72        974      1.31         3.06        2.27        2.10
       10.18          4.19      140.72      2,256      1.46         2.82        2.27        2.01
       10.18          5.25      140.72     57,647      0.45         3.92        1.26        3.11
       10.18          4.99      140.72        525      0.70         3.58        1.51        2.77
       10.18          4.73      140.72      2,560      0.95         3.44        1.76        2.63
----------------------------------------------------------------------------------------------------
       10.08          3.39(d)   194.75      4,023      0.70(c)      3.81(c)     1.73(c)     2.78(c)
       10.08          3.07(d)   194.75        106      1.30(c)      3.31(c)     2.23(c)     2.38(c)
       10.07          0.97(d)   194.75          2      1.45(c)      2.60(c)     2.23(c)     1.82(c)
       10.07          5.40      194.75     28,821      0.45         4.18        1.23        3.40
       10.07          5.14      194.75         77      0.70         3.91        1.48        3.13
       10.07          4.77      194.75      2,051      0.95         3.66        1.73        2.88
----------------------------------------------------------------------------------------------------
        9.96          4.50      231.65     34,814      0.45         4.21        1.01        3.65
        9.96          4.24      231.65         48      0.70         3.96        1.26        3.40
        9.97          3.98      231.65        695      0.95         3.74        1.51        3.18
----------------------------------------------------------------------------------------------------
        9.94          5.98      259.52     58,389      0.45         4.31        0.77        3.99
        9.94          5.76      259.52         46      0.70         4.14        1.02        3.82
        9.95          5.59      259.52        454      0.95         3.87        1.27        3.55
----------------------------------------------------------------------------------------------------
        9.79          0.17      354.00     83,704      0.45         3.74        0.61        3.58
        9.79         (0.11)     354.00      3,866      0.70         3.51        0.86        3.35
        9.79         (0.32)(d)  354.00        440      0.95(c)      4.30(c)     1.11(c)     4.14(c)
----------------------------------------------------------------------------------------------------

GOLDMAN SACHS MUNICIPAL INCOME FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

                                         INCOME (LOSS) FROM
                                      INVESTMENT OPERATIONS(A)    DISTRIBUTIONS TO SHAREHOLDERS
                                      ------------------------- ----------------------------------
                                                  NET REALIZED                            FROM
                                                 AND UNREALIZED                       NET REALIZED
                                                 GAIN (LOSS) ON                         GAIN ON        NET
                            NET ASSET             INVESTMENT,      FROM    IN EXCESS  INVESTMENT,   INCREASE
                             VALUE,      NET       OPTION AND      NET       OF NET    OPTION AND  (DECREASE)
                            BEGINNING INVESTMENT    FUTURES     INVESTMENT INVESTMENT   FUTURES      IN NET
                            OF PERIOD   INCOME    TRANSACTIONS    INCOME     INCOME   TRANSACTIONS ASSET VALUE
 FOR THE YEARS ENDED OCTOBER 31,
  1998 - Class A Shares      $14.99     $0.65        $ 0.50       $(0.64)     $--        $(0.03)     $ 0.48
  1998 - Class B Shares       15.00      0.53          0.49        (0.52)      --         (0.03)       0.47
  1998 - Class C Shares       14.99      0.53          0.50        (0.52)      --         (0.03)       0.48
  1998 - Institutional
  Shares                      15.00      0.68          0.50        (0.68)      --         (0.03)       0.47
  1998 - Service Shares       14.99      0.64          0.49        (0.61)      --         (0.03)       0.49
 -------------------------------------------------------------------------------------------------------------
  1997 - Class A Shares       14.37      0.67          0.62        (0.67)      --            --        0.62
  1997 - Class B Shares       14.37      0.56          0.63        (0.56)      --            --        0.63
  1997 - Class C Shares
  (commenced August 15)       14.85      0.12          0.14        (0.12)      --            --        0.14
  1997 - Institutional
  Shares (commenced August
  15)                         14.84      0.15          0.16        (0.15)      --            --        0.16
  1997 - Service Shares
  (commenced August 15)       14.84      0.14          0.15        (0.14)      --            --        0.15
 -------------------------------------------------------------------------------------------------------------
  1996 - Class A Shares       14.17      0.65          0.20        (0.65)      --            --        0.20
  1996 - Class B Shares
  (commenced May 1)           14.03      0.27          0.34        (0.27)      --            --        0.34
 -------------------------------------------------------------------------------------------------------------
  1995 - Class A Shares       13.08      0.67          1.09        (0.67)      --            --        1.09
 -------------------------------------------------------------------------------------------------------------
  1994 - Class A Shares       14.64      0.73         (1.51)       (0.73)      --         (0.05)      (1.56)
 -------------------------------------------------------------------------------------------------------------

 (a) Includes the balancing effect of calculating per share amounts.
 (b) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales charge. Total return would be reduced if a sales or redemption charge were taken into account.
 (c) Annualized.
 (d) Not annualized.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                             GOLDMAN SACHS MUNICIPAL INCOME FUND


                                                                               RATIOS ASSUMING NO
                                                                            VOLUNTARY WAIVER OF FEES
                                                                             OR EXPENSE LIMITATIONS
                                                                            --------------------------------
                                                               RATIO OF NET                    RATIO OF NET
                                       NET ASSETS   RATIO OF    INVESTMENT   RATIO OF           INVESTMENT
     NET ASSET               PORTFOLIO AT END OF  NET EXPENSES    INCOME     EXPENSES             INCOME
      VALUE,       TOTAL     TURNOVER    PERIOD    TO AVERAGE   TO AVERAGE  TO AVERAGE          TO AVERAGE
   END OF PERIOD   RETURN(B)   RATE    (IN 000S)   NET ASSETS   NET ASSETS  NET ASSETS          NET ASSETS
      $15.47        7.79%      56.51%   $91,158       0.87%        4.25%               1.64%               3.48%
       15.47        6.91       56.51      6,722       1.62         3.44                2.16                2.90
       15.47        6.98       56.51      2,862       1.62         3.38                2.16                2.84
       15.47        8.00       56.51      6,154       0.58         4.41                1.12                3.87
       15.48        7.68       56.51          2       1.08         4.21                1.62                3.67
------------------------------------------------------------------------------------------------------------------
       14.99        9.23      153.12     64,553       0.85         4.60                1.62                3.83
       15.00        8.48      153.12      1,750       1.60         3.74                2.12                3.22
       14.99        1.75(d)   153.12        130       1.60(c)      3.24(c)             2.12(c)             2.72(c)
       15.00        2.10(d)   153.12        351       0.60(c)      4.41(c)             1.12(c)             3.89(c)
       14.99        1.93(d)   153.12          2       1.10(c)      4.24(c)             1.62(c)             3.72(c)
------------------------------------------------------------------------------------------------------------------
       14.37        6.13      344.13     52,267       0.85         4.58                1.55                3.88
       14.37        4.40(d)   344.13        255       1.60(c)      3.55(c)             2.05(c)             3.10(c)
------------------------------------------------------------------------------------------------------------------
       14.17       13.79      335.55     53,797       0.76         4.93                1.49                4.20
------------------------------------------------------------------------------------------------------------------
       13.08       (5.51)     357.54     47,373       0.45         5.28                1.55                4.18
------------------------------------------------------------------------------------------------------------------

GOLDMAN SACHS TRUST - TAX-FREE FUNDS
Report of Independent Public Accountants
 To the Shareholders and Board of Trustees of Goldman Sachs Trust -- Tax-Free Fixed Income Funds:

 We have audited the accompanying statement of assets and liabilities of Goldman Sachs Short Duration Tax-Free Fund and Municipal Income Fund, two of the portfolios constituting Goldman Sachs Trust -- Fixed Income Funds (a Del-aware Business Trust), including the statement of investments, as of October 31, 1998, and the related statements of operations and the statements of changes in net assets and the financial highlights for the periods presented. These financial statements and the financial highlights are the responsibil-ity of the Funds' management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

 We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of Goldman Sachs Short Duration Tax-Free Fund and Municipal Income Fund as of October 31, 1998, the results of their operations and the changes in their net assets and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

                                   ARTHUR ANDERSEN LLP

 Boston, Massachusetts
 December 11, 1998

                                                      GOLDMAN SACHS FUND PROFILE

Goldman Sachs Tax-Free Funds

THE GOLDMAN
SACHS ADVANTAGE

When you invest in Goldman Sachs Tax-Free Funds, you can capitalize on Goldman Sachs' 129-year history of excellence while benefiting from the firm's leadership in three areas:

1 Global Resources

With professionals based throughout the Americas, Europe and Asia, Goldman Sachs possesses first-hand knowledge of the world's markets and economies.

2 Fundamental Research

Goldman Sachs is recognized by the managements of corporations worldwide as a leader in investment research. As a result, we obtain face-to-face meetings with managers on a timely, regular basis.

3 Risk Management

Goldman, Sachs & Co. excels in understanding, monitoring and managing investment risk -- a process that is integrated into all Goldman Sachs investment products.

In general, tax-free fixed income investments have the potential to offer more attractive after-tax yields than many taxable fixed income investments.

Goldman Sachs Tax-Free Funds offer investors access to the benefits associated with tax-free investing. The Funds seek high levels of current income exempt from regular federal income tax, primarily through investments in municipal securities.

Target Your Needs

The Goldman Sachs Tax-Free Funds have distinct investment objectives and defined positions on the risk/return spectrum. As your investment objectives change, you can exchange shares within Goldman Sachs Funds without any additional charge.* (Please note: in general, greater returns are associated with greater risk.)

Goldman Sachs Fixed Income Funds

                                                    [GRAPHIC]
Lower risk/return                                                                               Higher risk/return
------------------------------------------------------------------------------------------------------------------

      TAX-FREE                                        TAXABLE                                       HIGH YIELD

 . Municipal Income Fund                         . Global Income Fund                            . High Yield Fund
 . Short Duration Tax-Free Fund                  . Core Fixed Income Fund
                                                . Government Income Fund
                                                . Short Duration Government Fund
                                                . Adjustable Rate Government Fund

For More Information

To learn more about Goldman Sachs Tax-Free Funds and other Goldman Sachs Funds, call your investment professional today.

* The exchange privilege is subject to termination and its terms are subject to change.

--------------------------------------------------------------------------------
                         GOLDMAN SACHS ASSET MANAGEMENT
            ONE NEW YORK PLAZA, 42ND FLOOR, NEW YORK, NEW YORK 10004
--------------------------------------------------------------------------------

TRUSTEES

Ashok N. Bakhru, Chairman
David B. Ford
Douglas C. Grip
John P. McNulty
Mary P. McPherson
Alan A. Shuch
Jackson W. Smart, Jr.
William H. Springer
Richard P. Strubel

OFFICERS

Douglas C. Grip, President
Jesse Cole, Vice President
James A. Fitzpatrick, Vice President
Anne Marcel, Vice President
John M. Perlowski, Treasurer
Philip V. Giuca, Jr., Assistant Treasurer
Michael J. Richman, Secretary
Howard B. Surloff, Assistant Secretary
Valerie A. Zondorak, Assistant Secretary

GOLDMAN, SACHS & CO.
Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT
Investment Adviser

Visit our internet address: www.gs.com/funds

Sources (page 8): Lipper Analytical Services. Correlations based on monthly returns from 10/31/88 through 10/31/98 of the following: Cash - 1-month Certificate of Deposit (CD). Treasury Bill - 3-month Treasury Bill; CD and Treasury bill indices are derived from secondary market interest rates as published by the Federal Reserve Bank. Intermediate-Term Government Bonds - Lehman Intermediate Government Bond Index. Long Term Government Bonds - Lehman Long Term Government Bond Index; Lehman Government Bond Indices are made up of agency (all publicly issued debt of U.S. Government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. Government) and treasury securities (all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues). Corporate Bonds - the Lehman Aggregate Bond Index represents a diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporation bonds, and mortgage- and asset-backed securities. Municipal Bonds - the Lehman Muni 10-Year Index, a broad-based total return index that is comprised of investment grade, fixed rate, long-term maturities (ranging from nine to 12 years) and are selected from issues larger than $50 million with dates since January 1984. Global Bonds - the Merrill Lynch Global Bond Index, a broad-based index consisting of fixed-rate, coupon-bearing bonds with an outstanding par greater than or equal to $25 million and a maturity range greater than or equal to one year. High Yield Bonds - Lehman High Yield Bond Index, includes all fixed income securities having a maximum quality rating of Ba1 (including defaulted issues), a minimum amount outstanding of $100mm, and at least one year to maturity; PIKs and Eurodollars are excluded.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Investors should read the Prospectus carefully before investing or sending money.

Goldman Sachs & Co., distributor of the Fund, is not a bank, and Fund shares distributed by it are neither bank deposits nor obligations of, nor endorsed, nor guaranteed by any bank or other insured depository institution, nor are they insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other government agency. Investment in the Funds involves risks, including possible loss of the principal amount invested.

Goldman Sachs Government Income Fund's, Goldman Sachs Short Duration Government Fund's and Goldman Sachs Adjustable Rate Government Fund's net asset values and yields are not guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises.

Goldman Sachs Municipal Income Fund and Goldman Sachs Short Duration Tax-Free Fund can invest up to 100% and 20% respectively, in private activity bonds, the interest from which is subject to the federal alternative minimum tax.

Goldman Sachs High Yield Fund invests primarily in high yield, fixed income securities rated below investment grade that are considered speculative and generally involve greater price volatility and greater risk of loss of principal and interest than investments in higher rated fixed income securities.

Goldman Sachs High Yield Fund's, Goldman Sachs Global Income Fund's and Goldman Sachs Core Fixed Income Fund's foreign investments and active management techniques entail risks in addition to those customarily associated with investing in dollar-denominated securities of U.S. issuers. Compared with U.S. securities markets, foreign markets may be less liquid, more volatile and less subject to governmental regulation, and may make available less public information about issuers. The Fund may incur losses because of changes in securities prices expressed in local currencies, movements in exchange rates, or both.

(C) Copyright 1998 Goldman, Sachs & Co.
All rights reserved.
Date of first use: December 30, 1998                       FI/TFAR / 13K / 12-98